SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

FIDELITY ADVISOR KOREA FUND, INC.
________________________________________________
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

IMPORTANT PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Dear Stockholder:

I am writing to ask for your vote on several important proposals, including a proposal to reorganize Fidelity Advisor Korea Fund, Inc. (Korea Fund) as an open-end fund. The annual stockholder meeting is scheduled for June 14, 2000. Votes received in time to be counted at the meeting will decide whether the proposed reorganization will take place. This package contains information about the proposals and includes all the materials you will need to vote by mail.

Korea Fund's Board of Directors has reviewed the proposed reorganization and has recommended that it be presented to stockholders. The Directors, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a stockholder. The Directors have determined that the proposed reorganization is in the stockholders' best interest. However, the final decision is up to you.

We have attached a summary of information in a question and answer format to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of each proposal, including the proposed reorganization.

Please read the enclosed materials and promptly cast your vote on the enclosed proxy card(s). You are entitled to one vote for each share (and fractional votes for each fraction of a share) of Korea Fund that you owned as of the record date, April 15, 2000. Your vote is extremely important, no matter how large or small your holdings may be.

VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign and date the card(s) before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-526-0084. We will be glad to help you understand the proposals and get your vote in quickly. Thank you for your participation in this important initiative for your fund.

Sincerely,

Edward C. Johnson 3d
CHAIRMAN AND PRESIDENT

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call us at 1-800-526-0084. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO VOTE ON?

Stockholders of Korea Fund are being asked to vote on proposals (i) to elect a Board of Directors of Korea Fund, (ii) to ratify the selection of independent accountants of Korea Fund, (iii) to convert Korea Fund into an open-end fund by reorganizing (Reorganization) it as a new series (New Fund) of Fidelity Advisor Series VIII (Trust), (iv) to make Korea Fund's fundamental 65% "name test" investment policy non-fundamental, and (v) to amend the fundamental investment limitation concerning industry concentration to permit Korea Fund to invest up to 35% of its total assets in certain industries. Each year, stockholders are asked to approve the first two proposals. The third, fourth and fifth proposals are discussed further below.

WHY REORGANIZE KOREA FUND AS AN OPEN-END FUND?

Korea Fund's shares have often traded at a discount to their net asset value. To address this problem, Korea Fund's Directors authorized the Fund in 1999 to conduct a tender offer for up to 10% of the Fund's outstanding shares. Although the tender offer was fully subscribed, the tender offer did not reduce the Fund's discount by any significant amount or for any appreciable period of time.

Converting Korea Fund into an open-end fund will eliminate the discount and give stockholders the ability to realize the value of their shares by redeeming them from the New Fund at net asset value
(NAV) (subject to a redemption fee of 4% for the first 200 days following the Reorganization, as described below).

HOW WILL THE REORGANIZATION BE ACCOMPLISHED?

The Reorganization will be accomplished by merging Korea Fund into a newly-created multi-class series of the Trust. As a result of the Reorganization, stockholders will receive Class A shares of the New Fund in exchange for their shares of Korea Fund.

WHAT WILL BE THE NAME OF THE NEW FUND IF THE REORGANIZATION IS
APPROVED?

Fidelity Advisor Korea Fund, a series portfolio of Fidelity Advisor
Series VIII.

WHEN WILL THE REORGANIZATION HAPPEN?

The stockholder meeting is scheduled to take place at 10:00 a.m. on June 14, 2000. If approved, it is anticipated that the Reorganization will take place on or about June 30, 2000, but the Reorganization could be delayed or cancelled by the Board of Directors of Korea Fund or the Trustees of the Trust due to adverse market developments.

WILL THE INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS OF KOREA FUND CHANGE AS A RESULT OF THESE TRANSACTIONS?

The New Fund will have the same investment objective and, except as described below, substantially the same investment policies as now exist for Korea Fund. To conform Korea Fund's fundamental investment policies to those typically associated with Fidelity's open-end international equity funds, three of Korea Fund's fundamental investment restrictions will be amended, relating to Korea Fund's ability to borrow, lend and effect transactions in physical commodities. In addition, the New Fund will adopt a fundamental policy permitting it to invest all of its assets in a mutual fund managed by FMR or its affiliates with substantially the same fundamental investment objective and policies as the New Fund, although it does not currently intend to do so. The New Fund will also adopt new non-fundamental investment policies, including a new limit reducing the New Fund's ability to invest in illiquid securities. Other proposed changes relating to Korea Fund's fundamental "name test" policy and ability to invest up to 35% of its total assets in certain industries, are discussed below.

WHO IS KOREA FUND'S PORTFOLIO MANAGER?

Hokeun Chung has managed Korea Fund since October 1996, and it is anticipated he will continue to manage the New Fund after the Reorganization.

WHAT FEES WILL BE ASSOCIATED WITH THE NEW FUND?

Open-end funds are generally more expensive to operate and administer than closed-end funds. At least initially, the expense ratio of the New Fund after the Reorganization is likely to be higher than Korea Fund's expense ratio. The increased expenses of operating as an open-end fund include higher registration fees, transfer agency fees, and distribution and custodian expenses. To offset these expenses, Fidelity Management & Research Company (FMR) is proposing to reduce the management fee of the New Fund and has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses exceed 2.10% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization.

WHY WILL THERE BE A REDEMPTION FEE OF 4% ON CURRENT STOCKHOLDERS FOR THE FIRST 200 DAYS FOLLOWING THE REORGANIZATION?

After closed-end funds convert to open-end funds they typically experience high levels of redemptions. The redemption fee is designed to protect long-term investors by offsetting the transaction costs that will be incurred by the New Fund if it experiences a large number of redemptions. The redemption fee will apply only to shares of the New Fund acquired in exchange for shares of Korea Fund and not to new purchases of shares of the New Fund. These redemption fees will be payable entirely to the New Fund and will not benefit FMR, the investment manager, in any way.

HOW WILL THE NUMBER OF SHARES OF THE NEW FUND THAT CURRENT
STOCKHOLDERS RECEIVE BE DETERMINED?

As a result of the Reorganization, each stockholder of Korea Fund will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value of the shares of Korea Fund held by the stockholder on the date of the Reorganization.

WHY WILL CURRENT STOCKHOLDERS BE RECEIVING CLASS A SHARES OF THE NEW FUND IN EXCHANGE FOR THEIR SHARES OF KOREA FUND?

Class A shares of the New Fund have the lowest overall expenses and the lowest distribution fee of any class of shares of the New Fund available to non-institutional investors.

WHY WILL A 12B-1 FEE BE CHARGED ON CLASS A SHARES OF THE NEW FUND?

Class A shares of the New Fund will be subject to a 12b-1 fee of 0.25% of the Fund's average net assets attributable to Class A shares. This fee, which is typical for open-end funds distributed through financial intermediaries, will be used to pay for services in connection with the distribution of Class A shares. To the extent these distribution efforts are successful, new assets will be invested in the New Fund, which may in turn benefit existing shareholders by lowering the on-going expenses of the Fund. To the extent that the New Fund is successful in offsetting redemptions with sales of new shares, FMR believes it will also be able to manage the New Fund more efficiently.

WILL KOREA FUND CONTINUE TO CONDUCT ANNUAL TENDER OFFERS FOR ITS
SHARES?

If approved, the proposed Reorganization will eliminate any need for an annual tender offer. The former Korea Fund stockholders will be able to redeem their shares after the Reorganization at NAV, subject to a 4% redemption fee for the first 200 days after the Reorganization.

WHAT IS THE TAX IMPACT OF THE REORGANIZATION?

The Reorganization will be structured to qualify as a tax-free reorganization for Federal income tax purposes.

HAS THE FUND'S BOARD APPROVED THE PROPOSAL?

The Board of Directors of Korea Fund has unanimously approved the proposed Reorganization and recommends that you vote for the proposal. The Board of Trustees of the Trust has also unanimously approved the Reorganization.

WHAT HAPPENS IF THE REORGANIZATION PROPOSAL IS NOT APPROVED?

If the Reorganization proposal is not approved by stockholders, the Board may consider other options, including continuing to operate the Fund as a closed-end fund or liquidating the Fund.

WHY IS IT BEING PROPOSED TO CHANGE KOREA FUND'S FUNDAMENTAL 65% "NAME TEST" INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY?

Currently, Korea Fund has a fundamental investment policy which states that under normal market conditions, at least 65% of Korea Fund's total assets will be invested in equity and debt securities of Korean issuers. Since this investment policy is fundamental, it is changeable only by vote of a majority of the outstanding shares of the Fund. A non-fundamental policy may be changed by the Board of Directors of the Fund without stockholder approval. Approval of the proposal will give the Directors the flexibility to conform the Fund's 65% "name test" policy to possible future changes to regulatory requirements without incurring the costs and delays of a stockholder meeting. The Directors anticipate that approval of this proposal will have no material effect on the Fund or its investment operations.

WHY IS IT BEING PROPOSED TO AMEND THE KOREA FUND'S FUNDAMENTAL
INVESTMENT LIMITATION CONCERNING INDUSTRY CONCENTRATION TO PERMIT THE FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN CERTAIN INDUSTRIES?

The Investment Company Act of 1940, as amended, requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by stockholder vote). The proposed policy would permit Korea Fund to invest up to 35% of its total assets in any industry that makes up more than 20% of the Korean market, as represented by an index determined by FMR to be an appropriate measure of the market. The Board of Directors of Korea Fund has concluded that the proposal will be beneficial to the Fund, because it will allow the Fund to respond to changing market conditions by overweighting or underweighting each industry relative to the Korean benchmark.

HOW MANY VOTES ARE STOCKHOLDERS ENTITLED TO CAST?

Each stockholder is entitled to one vote for each share (and fractional votes for each fraction of a share) of Korea Fund owned as of the record date, April 15, 2000.

WHAT HAPPENS IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE
SCHEDULED STOCKHOLDER MEETING DATE?

If necessary to facilitate receiving sufficient votes, Fidelity or D.F. King & Co., Inc., a proxy solicitation firm, may contact stockholders by mail or telephone. Therefore, stockholders are encouraged to vote as soon as they review the enclosed proxy materials to avoid the costs associated with additional mailings or telephone calls. If there are not sufficient votes to approve the proposals by the time of the Stockholder Meeting on June 14, 2000, the Meeting may be adjourned to permit further solicitation of proxy votes.

HOW DO STOCKHOLDERS VOTE THEIR SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-526-0084.

HOW DO YOU SIGN THE PROXY CARD?

Individual Accounts: Stockholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:      Either owner may sign, but the name of the person
                     signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Fidelity Investments Institutional Service Company, Inc., 82
Devonshire Street, Boston, MA 02109.

Brokerage services provided by Fidelity Brokerage Services, Inc.
Member NYSE, SIPC.

FIDELITY ADVISOR KOREA FUND, INC.
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-526-0084

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of the Above Fund:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (Meeting) of Fidelity Advisor Korea Fund, Inc. (Korea Fund) will be held at the offices of Korea Fund, 27 State Street, 10th Floor, Boston, Massachusetts 02109, on June 14, 2000, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof:

(1) To elect a Board of Directors of Korea Fund to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2001 or until their successors are duly elected and qualified.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Korea Fund.

(3) To approve the reorganization (Reorganization) of Korea Fund as an open-end investment company pursuant to an Agreement and Plan of Reorganization (Agreement) between Korea Fund and Fidelity Advisor Series VIII, a Massachusetts business trust (Trust), providing for the transfer of all of the assets of Korea Fund to a newly created series of the Trust (New Fund) in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Korea Fund and the distribution of such Class A shares of the New Fund to stockholders of Korea Fund upon the liquidation and dissolution of Korea Fund.

(4) To make Korea Fund's current fundamental 65% "name test" investment policy non-fundamental.

(5) To amend the fundamental investment limitation concerning industry concentration to permit Korea Fund to invest up to 35% of its total assets in certain industries.

The principal purpose of the Reorganization is to convert Korea Fund from a Maryland corporation to an open-end, multiple-class fund organized as a newly created series of a Massachusetts business trust. As a result of the Reorganization, each stockholder of Korea Fund will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value (NAV) of shares of Korea Fund held by such stockholder on the date of the Reorganization. The NAV of each fund will be determined according to each fund's valuation procedures. There are no material differences between the way Korea Fund and the New Fund determine their respective NAVs. The New Fund will operate as an open-end fund with the same investment objective, and substantially the same policies and restrictions (other than as amended as described in Proposals 3, 4 and 5 in this Proxy Statement) as currently exist for Korea Fund.

The Board of Directors has fixed the close of business on April 15, 2000, as the record date for the determination of the stockholders of Korea Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Directors,
ERIC D. ROITER,
SECRETARY
April 28, 2000

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION                     VALID SIGNATURE

A (1) ABC Corp.                  John Smith, Treasurer

  (2) ABC Corp.                  John Smith, Treasurer
                                 c/o John Smith, Treasurer

B (1) ABC Corp. Profit Sharing   Ann B. Collins, Trustee

  (2) ABC Trust                  Ann B. Collins, Trustee

  (3) Ann B. Collins, Trustee    Ann B. Collins, Trustee
      u/t/d 12/28/78

C (1) Anthony B. Craft, Cust.   Anthony B. Craft
      f/b/o Anthony B. Craft, Jr.
      UGMA


TABLE OF CONTENTS

Voting Information                                      1
Synopsis                                                3
Proposal 1:  To Elect a Board of Directors              4
Proposal 2:  To Ratify the Selection of
 PricewaterhouseCoopers LLP as
 Independent Accountants of Korea Fund                  11
Proposal 3:  To Approve the Reorganization              11
Proposal 4:  To Make Korea Fund's Fundamental 65%
 "Name Test"
 Investment Policy  Non-Fundamental                     27
Proposal 5:  To Amend the Fundamental Investment
 Limitation Concerning
 Industry Concentration to Permit Korea Fund to
 Invest up to
 35% of its Total Assets in Certain Industries          27
Miscellaneous                                           32

Exhibit 1:   Form of Agreement and Plan of Reorganization

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS OF
FIDELITY ADVISOR KOREA FUND, INC.
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-526-0084

TO BE HELD ON JUNE 14, 2000

VOTING INFORMATION

This Proxy Statement (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the Board) of Fidelity Advisor Korea Fund, Inc. (Korea
Fund) to be used at the Annual Meeting of Stockholders of Korea Fund and at any adjournments thereof (Meeting), to be held on June 14, 2000 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, the principal executive office of Korea Fund and Fidelity Management & Research Company (FMR), the Fund's Investment Manager.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 28, 2000. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of Korea Fund. In addition, D.F. King & Co., Inc. will assist the Korea Fund in soliciting proxies for the Meeting and will be paid a fee of approximately $4,000 (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and its enclosures will be paid by Korea Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by Korea Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Stockholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring stockholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

KOREA FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, TO ANY STOCKHOLDER REQUESTING THE REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO FIDELITY ADVISOR KOREA FUND, INC., 82 DEVONSHIRE STREET, BOSTON, MA 02109, OR BY CALLING 1-800-522-7297.

FMR, with main offices located at 82 Devonshire Street, Boston, Massachusetts 02109, is Korea Fund's Investment Manager. Fidelity International Investment Advisors (FIIA), with main offices located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda, and an office located at Citibank Tower, 16th Floor, Three Garden Road, Central, Hong Kong, is Korea Fund's Investment Adviser. The Sub-Investment Adviser to the Fund is Fidelity Investments Japan Limited (FIJ), with main offices located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. Fidelity Services Company, Inc., with main offices located at 82 Devonshire St., Boston, MA 02109, is Korea Fund's administrator.

On April 15, 2000, there were 5,619,043.57 shares issued and outstanding for Korea Fund. Stockholders of record of Korea Fund at the close of business on April 15, 2000 will be entitled to vote at the Meeting with respect to the proposals set forth in the accompanying notice. Each such stockholder will be entitled to one vote for each share (and proportionate fractional votes for each fraction of a share) held on that date.

As of April 15, 2000, the Directors and officers of Korea Fund owned, in the aggregate, less than 1% of the Fund's total outstanding shares.

As of December 31, 1999, to the knowledge of Korea Fund, the President & Fellows of Harvard College was the beneficial owner of 324,950 shares of Korea Fund, which at that time constituted 5.8% of the issued and outstanding shares of Korea Fund. As of February 29, 2000, to the knowledge of Korea Fund, City of London Investment Group PLC was the beneficial owner of 457,119 shares of Korea Fund, which at that time constituted 8.14% of the issued and outstanding shares of Korea Fund, and City of London Investment Management Company Limited was the beneficial owner of 298,920 shares of Korea Fund, which at that time constituted 5.32% of the issued and outstanding shares of Korea Fund.

As of April 15, 2000, to the knowledge of Korea Fund, no other stockholder owned beneficially 5% or more of the outstanding shares of Korea Fund.

VOTES REQUIRED:

A MAJORITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSALS 1 AND 2. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF CAPITAL STOCK OF KOREA FUND OUTSTANDING AND ENTITLED TO VOTE THEREUPON IS NECESSARY TO APPROVE PROPOSAL 3. APPROVAL OF PROPOSALS 4 AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF KOREA FUND, AS DEFINED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE 1940 ACT). UNDER THE 1940 ACT, THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. FOR PROPOSALS 3, 4 AND 5, BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE TO DISAPPROVE THESE PROPOSALS.

SYNOPSIS

Stockholders of Korea Fund will be asked at the upcoming Meeting (i) to elect a Board of Directors of Korea Fund to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2001, or until their successors are duly elected and qualified, (ii) to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Korea Fund, (iii) to vote upon and approve the reorganization of Korea Fund (Reorganization) as an open-end fund, as described below, (iv) to make Korea Fund's fundamental 65% "name test" investment policy non-fundamental, and (v) to amend the fundamental investment limitation concerning industry concentration to permit Korea Fund to invest up to 35% of its total assets in certain industries.

THE PROPOSED REORGANIZATION

Stockholders of Korea Fund are being asked to approve the Reorganization, the principal purpose of which is to convert Korea Fund into an open-end fund by reorganizing the Fund as a newly-created series (New Fund) of Fidelity Advisor Series VIII, a Massachusetts business trust (Trust). As a closed-end fund, Korea Fund's shares have often traded at a discount to net asset value (NAV). Converting Korea Fund into an open-end fund will eliminate the discount and give shareholders of the New Fund the ability to realize the value of their shares by redeeming them from the New Fund at NAV (subject to a redemption fee of 4% for the first 200 days following the Reorganization, as described in Proposal 3).

The Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization (Agreement), which provides for the acquisition by the New Fund of all of the assets of Korea Fund in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Korea Fund. The Reorganization will occur on such date as the Board of Directors of Korea Fund and the Trustees of the Trust may determine (Closing Date). As provided in the Agreement, Korea Fund will then distributed, as soon as conveniently practical, the Class A shares of the New Fund to its stockholders in liquidation of Korea Fund on the date on which the Reorganization occurs or the Closing Date. Accordingly, as a result of the Reorganization, Korea Fund will dissolve and the former stockholders of Korea Fund will become Class A shareholders of the New Fund.

The New Fund will continue to have the same investment objective, and, except as described below, substantially the same investment policies and restrictions as currently apply to Korea Fund. As described in Proposal 3, in order to conform Korea Fund's investment restrictions to those typically associated with Fidelity's open-end international equity funds, three of Korea Fund's fundamental investment restrictions will be amended relating to Korea Fund's ability to borrow, lend and effect transactions in physical commodities. In addition, the New Fund will adopt a new fundamental investment policy permitting the New Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies as the New Fund and a non-fundamental policy stating that it does not currently intend to invest all of its assets in the securities of another open-end investment company. The New Fund will also adopt new non-fundamental investment policies, including a new limit reducing the New Fund's ability to invest in illiquid securities. Moreover, as described in Proposal 4, stockholders will be asked to approve the adoption of a proposal to make Korea Fund's fundamental 65% "name test" investment policy non-fundamental. Also, as described in Proposal 5, stockholders will be asked to approve the amendment of a fundamental investment limitation to permit Korea Fund to invest up to 35% of its total assets in certain industries.

In connection with the Reorganization, the New Fund will adopt a new Management Agreement, new Sub-Advisory Agreements and a new Distribution and Service Plan. Under the New Fund's Management Agreement, FMR will continue to manage the New Fund, but will reduce its management fee from 1.00% of Korea Fund's average daily net assets to a current effective rate of 0.83% of the New Fund's average daily net assets, which is based on a fixed fund rate of 0.55% of the New Fund's average daily net assets plus a group rate that decreases as assets under FMR's management increase. FMR has also agreed to voluntarily reimburse the New Fund to the extent that total operating expenses exceed 2.10% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization. FMR will voluntarily cap the expense levels for the New Fund's other share classes at comparable levels. For the twelve months ended September 30, 1999, Korea Fund's expense ratio was 1.75% (1.61% after a one-time reduction due to certain adjustments to the Fund's custodian fees) of average net assets.

Each stockholder of Korea Fund will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate NAV of Korea Fund held by such stockholder on, or as soon thereafter as conveniently possible, the Closing Date. The NAV of each fund will be determined according to each fund's valuation procedures. There are no material differences between the way Korea Fund and the New Fund determine their respective NAVs. Korea Fund stockholders will not pay any sales load in connection with the exchange of Korea Fund shares for Class A shares of the New Fund, but the Class A shares will be subject to a 12b-1 fee calculated as a percentage of the New Fund's average net assets attributable to Class A shares at an annual rate of 0.25%. The 12b-1 fee applicable to the Class A shares will be lower than the 12b-1 fee applicable to any other share class of the New Fund available to non-institutional investors.

The Korea Fund and the Trust have received an opinion of Fund counsel, Clifford Chance Rogers & Wells LLP, that the Reorganization will not result in any gain or loss for Federal income tax purposes to Korea Fund, the New Fund, stockholders of Korea Fund or shareholders of the New Fund.

If approved at the Meeting, it is anticipated that the Reorganization will occur on or about June 30, 2000, but the Reorganization could be delayed or cancelled as provided in the Agreement. The Agreement provides that if either the Board of Directors of Korea Fund or the Trustees of the Trust determine that consummation of the Reorganization is impracticable or inadvisable due to adverse market developments, the parties may determine to delay the Reorganization or terminate the Agreement in its entirety. See "Proposal 3 - To Approve the Reorganization."
THE PROPOSALS

PROPOSAL 1. TO ELECT A BOARD OF DIRECTORS

Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the six nominees listed below as Directors of Korea Fund:

Helmert Frans van den Hoven
Edward C. Johnson 3d
Edward H. Malone
Robert C. Pozen
Bertram H. Witham, Jr.
David L. Yunich

to serve for terms expiring on the date of the annual meeting of stockholders in 2001 or until their successors are duly elected and qualified. If any nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee. THESE NOMINEES ARE BEING NOMINATED TO SERVE AS DIRECTORS OF KOREA FUND UNTIL THE REORGANIZATION, OR, IF THE REORGANIZATION DOES NOT OCCUR, UNTIL THE DATE ON WHICH AN ANNUAL MEETING OF STOCKHOLDERS IS HELD IN 2001 OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. THE TRUST IS GOVERNED BY A SEPARATE BOARD OF TRUSTEES.
FOR A DESCRIPTION OF THE TRUSTEES, PLEASE SEE "INFORMATION REGARDING
THE TRUST."

The nominees named below are currently Directors of Korea Fund, and have served in that capacity continuously since originally elected. The nominees are not related to one another.

In the election of Directors, if the six nominees receive a majority of the votes cast at the Meeting, and provided that a quorum is present, they will be elected.

 NOMINEES(AGE)+               PRINCIPAL OCCUPATION**                        DIRECTOR SINCE

Helmert Frans van den Hoven   Former Member, Supervisory                            1994
K.B.E. (76)                   Board, Royal Dutch Petroleum
                              Company (1984-1994); former
                              Chairman, Supervisory Board,
                              ABN/Amro Bank (1992-1994);
                              former Chairman, Unilever
                              N.V. (1975-1984); former
                              Vice-Chairman, Unilever PLC
                              (1975-1984); former
                              Chairman/Member of
                              supervisory boards of
                              various Dutch companies;
                              Member, Supervisory Board,
                              Hunter Douglass
                              (1984-present); Director of
                              a number of other funds in
                              the Fidelity Group of
                              International Funds
                              (1994-present); Director of
                              Fidelity Advisor Emerging
                              Asia Fund, Inc. (1994-1999)
                              and of the Fidelity Advisor
                              World Funds (1995-present).

*Edward C. Johnson 3d (69)    Chairman, Chief Executive                             1994
                              Officer and a Director of
                              FMR Corp.; Director and
                              Chairman of the Board and of
                              the Executive Committee of
                              FMR; Chairman and a Director
                              of Fidelity Investments
                              Money Management, Inc.
                              (1998-present), Fidelity
                              Management & Research (U.K.)
                              Inc., and Fidelity
                              Management & Research (Far
                              East) Inc.; Director or
                              Trustee and President of all
                              other Fidelity registered
                              management investment
                              companies advised by FMR;
                              Chairman of Fidelity
                              International Limited;
                              Chairman of all funds in the
                              Fidelity Group of
                              International Funds and of
                              Fidelity Advisor World Funds
                              (1995-present).

Edward H. Malone (75)         Former Trustee, Fidelity                              1997
                              U.S.-registered open-end
                              investment companies
                              (1988-1996); former Trustee,
                              Rensselaer Polytechnic
                              Institute (1979-1996) and
                              Prudential Savings Bank
                              (1980-1987); former
                              Director, Allegheny Energy
                              (1985-1997), GenRe Corp.
                              (1985-1997), Mattel Corp.
                              (1984-1997) and Corporate
                              Property Investors
                              (1985-1996); Member of
                              Advisory Board, Butler
                              Capital Corp. and Unilever
                              "Progress" Pension Fund;
                              former Member of Advisory
                              Board, Warburg Pincus
                              Partnership Funds
                              (1984-1997); former
                              Chairman, General Electric
                              Investment Co., and Vice
                              President, General Electric
                              Company (1970-1986);
                              Director of Fidelity Advisor
                              Emerging Asia Fund, Inc.
                              (1997-1999) and of the
                              Fidelity Advisor World Funds
                              (1997-present).

*Robert C. Pozen (53)         Chairman and Director of FMR                          1997
                              (1997-present); President
                              and Director of Fidelity
                              Investments Money
                              Management, Inc.
                              (1998-present), Fidelity
                              Management & Research (U.K.)
                              Inc. (1997-present), and
                              Fidelity Management &
                              Research (Far East) Inc.
                              (1997-present); former
                              General Counsel, Managing
                              Director, and Senior Vice
                              President of FMR Corp.
                              (1987-1997); Trustee of
                              other funds advised by FMR
                              (1997-present); Director of
                              Fidelity Advisor World Funds
                              (1997-present).

Bertram H. Witham, Jr. (81)   Former Trustee, Fidelity                              1994
                              U.S.-registered open-end
                              investment companies
                              (1979-1993); Chairman and
                              Director, Preferred Lodging
                              System; Director, Bill Glass
                              Ministries; Trustee,
                              Fidelity North Carolina
                              Capital Management Fund;
                              former Treasurer, IBM Co.
                              (1973-1978); Director of
                              Fidelity Advisor Emerging
                              Asia Fund, Inc. (1994-1999)
                              and of Fidelity Advisor
                              World Funds (1995-present).

David L. Yunich (81)          Former Trustee, Fidelity                              1994
                              U.S.-registered open-end
                              investment companies
                              (1978-1990); former Director
                              and consultant, W.R. Grace &
                              Company (1977-1995); former
                              Director, New York Racing
                              Association (1977-1995);
                              former Director, Prudential
                              Insurance Company of America
                              (1955-1991); former
                              Director, River Bank America
                              (1964-1997); former
                              Director, W.R. Grace &
                              Company (1977-1995); former
                              Director, NYNEX Corporation
                              (1970-1990); former Trustee,
                              Saratoga Performing Arts
                              Center, Boy Scouts of
                              America, and Carnegie Hall;
                              former President, Vice
                              Chairman and Director, R.H.
                              Macy & Company (1955-1978);
                              Trustee, Fidelity
                              Investments Charitable Gift
                              Fund (1992-present);
                              Director of Fidelity Advisor
                              Emerging Asia Fund, Inc.
                              (1994-1999) and of the
                              Fidelity Advisor World Funds
                              (1995-present).


* An "interested person" of
the Fund, as defined by the
1940 Act.

** Except as otherwise
indicated, each individual
has held the office shown or
other offices in the same
company for the last five
years.

+ Based on statements
furnished to the Fund by the
nominees, as of February 28,
2000, the Directors
cumulatively and in the
aggregate beneficially owned
less than 1% of the Fund.


If elected, each nominee will hold office in accordance with Korea Fund's Bylaws and Articles of Incorporation, except that (a) any Director may resign; and (b) any Director may be removed only with cause, provided, however, that such removal may be made only by the vote of three-fourths of the shares of capital stock of Korea Fund outstanding and entitled to vote thereupon, voting together, as a single class, at any Annual or Special Meeting of Stockholders. In case a vacancy for any reason exists, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by stockholders. If, at any time, less than a majority of the Directors holding office has been elected by the stockholders, the Directors then in office will promptly call a stockholders' meeting for the purpose of electing a Board of Directors.

Korea Fund's Board, which is currently composed of two interested and four non-interested Directors, met four times during the twelve months ended September 30, 1999. In general, the Directors meet at least four times a year at regularly scheduled meetings. Each Director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served during the twelve months ended September 30, 1999.

Korea Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of Korea Fund or of FMR or its affiliates within the meaning of the 1940 Act (Independent Directors) and normally meets twice a year, or as required, prior to meetings of the Board of Directors. Currently, Messrs. Edward H. Malone, Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members of the Audit Committee. The Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for Korea Fund (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended September 30, 1999, the Audit Committee held three meetings.

Korea Fund's Nominating Committee is composed entirely of Independent Directors and meets as required, prior to meetings of the Board of Directors, to select the independent Directors. Currently, Messrs. Edward H. Malone, Helmert Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members of the Nominating Committee. The Committee is charged with the duties of periodically reviewing the composition and compensation of the Board of Directors, proposing additional non-interested Directors, and monitoring the performance of legal counsel employed by Korea Fund and the non-interested Directors. The Nominating Committee met once during the fiscal year ended September 30, 1999. The Nominating Committee will consider nominees recommended by stockholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of Korea Fund.

For the fiscal year ended September 30, 1999, the Independent
Directors of Korea Fund received in their capacity as Directors of the Fund, aggregate fees and expenses from Korea Fund equal to $51,814.

The following table sets forth information describing the compensation of each Director of Korea Fund for his services as a Director for the fiscal year ended September 30, 1999, or calendar year ended December 31, 1999, as applicable.

NAME OF DIRECTOR              AGGREGATE COMPENSATION FROM  TOTAL COMPENSATION  FROM FUND
                              KOREA FUND*                  COMPLEX**

Helmert Frans van den Hoven    $12,000                      $20,500

Bertram H. Witham, Jr          12,500                       98,000

David L. Yunich                12,000                       70,500

Edward H. Malone               12,000                       20,500

Edward C. Johnson 3d***        0                            0

Robert C. Pozen***             0                            0


* Includes compensation paid
to Directors by the Fund.
The Fund's Directors do not
receive any pension or
retirement benefits from the
Fund as compensation for
their services as Directors
of the Fund.

** As defined in Item 22 of
Schedule 14A of the
Securities Exchange Act of
1934. Including the Fund, as
of December 31, 1999, there
were 236 investment
companies in the Fund
Complex. Mr. Johnson is a
Director or Trustee of 236
of the investment companies
in the Fund Complex,
including the Fund. Mr.
Pozen is a Director or
Trustee of 235 of the
investment companies in the
Fund Complex, including the
Fund.  Mr. Witham is a
Director or Trustee of three
investment companies in the
Fund Complex, including the
Fund.  Prior to the
reorganization of another
Fidelity closed-end fund as
an open-end fund, the
Independent Directors
received compensation for
their services as directors
of the other fund.  Under a
retirement program adopted
in July 1988 and modified in
November 1995 and November
1996 by the open-end
investment companies in the
Fund Complex (Open-End
Funds), Messrs. Witham and
Yunich, upon reaching age
72, became eligible to
participate in a retirement
program under which they
receive payments during
their lifetime from a fund
based upon their basic
trustees fees and length of
service as trustee for the
Open-End Funds.  During the
year ended September 30,
1999, Messrs. Witham and
Yunich received $50,000 in
payments under that
retirement program. Mr.
Malone, upon retirement as a
trustee for the Open-End
Funds, deferred his accrued
retirement benefits for his
service as a trustee for the
Open-End Funds under a
deferred compensation plan.
The obligation of the
Open-End Funds to make such
payments is not secured or
funded.

*** Messrs. Johnson and
Pozen, who are "interested
persons" of the Fund, are
compensated by FMR and do
not receive any compensation
from the Fund or other
investment companies in the
Fund Complex for their
services as Directors or
Trustees.


EXECUTIVE OFFICERS OF KOREA FUND

NAME (AGE)+                   POSITION WITH KOREA FUND       PRINCIPAL OCCUPATION  AND
                              (BEGINNING IN)                 OTHER AFFILIATIONS*

Edward C. Johnson 3d (69)     Director and President (1994)  See Nominated Directors of
                                                             the Fund table.


Robert C. Pozen (53)          Director and Senior Vice       See Nominated Directors of
                              President (1994)               the Fund table.


Keith Ferguson [(  )]         Vice President (1999)          Chief Investment Officer for
                                                             Fidelity Investments
                                                             Management (Hong Kong) Ltd.
                                                             ([1996-present]);  Chairman
                                                             of the Fidelity Investments'
                                                             Global Emerging Markets
                                                             strategy meetings
                                                             ([1996-present]);  [probably
                                                             need something else because
                                                             we need 5 yrs. experience]


Eric D. Roiter (52)           Secretary (1998)               Senior Vice President and
                                                             General Counsel of FMR
                                                             (1998-present); Adjunct
                                                             Member, Faculty of Law, at
                                                             Columbia University Law
                                                             School (1996-1997); former
                                                             partner, Debevoise &
                                                             Plimpton (1981-1997); former
                                                             Assistant General Counsel,
                                                             U.S. Securities and Exchange
                                                             Commission (1979-1981).


Robert A. Dwight (41)         Treasurer (2000)               Chief Financial Officer and
                                                             Treasurer of the Fidelity
                                                             Group of Funds (2000);
                                                             President of Fidelity Fund
                                                             Accounting and Custody
                                                             Services  (FACS)(1997-2000);
                                                             Senior Vice President of
                                                             FACS (1995-1997);  Senior
                                                             Vice President for fund
                                                             accounting operations for
                                                             the Boston Company
                                                             (1986-1994).


Maria Dwyer (41)              Deputy Treasurer (2000)        Deputy Treasurer of the
                                                             Fidelity Funds (2000);
                                                             Member of FMR's Investment
                                                             Development Group
                                                             (1996-2000);  Employee of
                                                             MFS Mutual Funds (1990-1996).


Matthew Karstetter (38)       Deputy Treasurer (2000)        Deputy Treasurer of the
                                                             Fidelity Funds
                                                             (1998-present); former
                                                             Treasurer of the IDS funds,
                                                             American Express Financial
                                                             Advisors (1996-1998); former
                                                             Vice President, Mutual Fund
                                                             Services, State Street Bank
                                                             and Trust Company (1991-1996).


Gregory Merz (41)             Assistant Secretary (1998)     An employee of FMR Corp.
                                                             (1994-present); former
                                                             Associate, Debevoise &
                                                             Plimpton (1985-1993).


John H. Costello (53)         Assistant Treasurer (1994)     Assistant Treasurer of all
                                                             other registered management
                                                             invest-ment companies
                                                             managed by FMR and an
                                                             employee of FMR
                                                             (1994-present).


+    Based on statements
furnished to the Fund by the
executive officers, as of
February 28, 2000, the
executive officers
cumulatively and in the
aggregate beneficially owned
less than 1% of the Fund.

* Except as otherwise
indicated, each individual
has held the office shown or
other offices in the same
company for the last five
years.


PROPOSAL 2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF KOREA FUND

By a unanimous vote of Korea Fund's Audit Committee, the firm of PricewaterhouseCoopers LLP has been selected as independent accountants for Korea Fund to sign or certify any financial statements of Korea Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of stockholders. In addition, as required by the 1940 Act, the vote of the Directors is subject to the right of Korea Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised Korea Fund that it has no direct or indirect ownership interest in Korea Fund.

The independent accountants examine annual financial statements for Korea Fund and provide other audit and tax-related services. In recommending the selection of Korea Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

PROPOSAL 3. TO APPROVE THE REORGANIZATION

Stockholders of Korea Fund are being asked to vote on and approve the Reorganization, the principal purpose of which is to convert Korea Fund into an open-end fund. As a closed-end fund, Korea Fund does not continuously redeem outstanding shares or sell new shares. Instead, Korea Fund's shares, which are listed on the New York Stock Exchange
(NYSE), trade on the secondary market. Although there have been times when the Fund's shares have traded at a premium, Korea Fund's shares have generally been trading at a discount to NAV since August of 1998. Converting Korea Fund into an open-end fund will eliminate the discount and give shareholders the ability to realize the value of their shares by redeeming them from the New Fund at NAV (subject to a redemption fee of 4% for the first 200 days following the Reorganization, as described below).

The Reorganization will be accomplished pursuant to the Agreement between Korea Fund and the Trust, which provides for the reorganization of Korea Fund as the New Fund. Pursuant to the Agreement, the New Fund will acquire all of the assets of Korea Fund in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Korea Fund. As provided in the Agreement, Korea Fund will then distribute the Class A shares of the New Fund to its stockholders. Each stockholder will be credited with a number of full and fractional Class A shares of the New Fund equal in value to the aggregate net asset value of the shares of Korea Fund held by such stockholder on the date of the Reorganization. Accordingly, as a result of the Reorganization, Korea Fund will dissolve and the stockholders of Korea Fund will become shareholders of the New Fund.

The New Fund will continue to have the same investment objective and substantially the same investment policies and restrictions as currently exist for Korea Fund (except as amended as described in Proposals 3, 4 and 5 in this Proxy Statement). As a result of the Reorganization, Korea Fund's shares will be delisted from the NYSE.

In connection with the Reorganization, the New Fund will adopt (i) changes to fundamental investment policies of Korea Fund relating to Korea Fund's ability to borrow, lend, effect transactions in physical commodities and to invest all of its assets in an open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies as the New Fund, (ii) a new Investment Management Agreement between the Trust on behalf of the New Fund and FMR, (iii) new Sub-Advisory Agreements among the Trust on behalf of the New Fund, FMR and each of (a) FIIA, which in turn will enter into a Sub-Subadvisory Agreement with Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.)), (b) Fidelity Investments Japan Limited (FIJ), (c) Fidelity Management & Research (Far East) Inc. (FMR (Far East)), which in turn will enter into a Research Agreement with FIJ, and (d) Fidelity Management & Research (U.K.) Inc. (FMR (U.K.)), and (iv) a Distribution and Service Plan with respect to the Class A shares of the New Fund.

Under the new Management Agreement, FMR will continue to manage the New Fund, but will reduce its management fee from 1.00% of Korea Fund's average daily net assets to a current effective fee rate of 0.83% of the New Fund's average daily net assets, based on a fixed fund rate of 0.55% of the New Fund's average daily net assets plus a group rate that decreases as assets under FMR's management increase. For a period of not less than twelve months after the Reorganization, FMR has also agreed to voluntarily reimburse the New Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) exceed 2.10% of the average net assets attributable to the Class A shares of the New Fund. FMR will voluntarily cap the expense levels of the New Fund's other share classes at comparable levels. For the twelve months ended September 30, 1999, Korea Fund's expense ratio was 1.75% (1.61% after a one-time reduction due to certain adjustments to the Fund's custodian fees) of average net assets.

The Board of Directors of Korea Fund, including the Independent Directors, has unanimously approved the Reorganization and has determined that the Reorganization is in the best interest of Korea Fund and that the interests of the existing stockholders of Korea Fund will not be diluted as a result of the Reorganization. As part of the Reorganization, the Board has also approved the issuance of Class A shares of the New Fund to existing stockholders of Korea Fund.

If approved at the Meeting, it is anticipated that the Reorganization will occur on or about June 30, 2000. However, the Agreement provides that if either the Board of Directors of Korea Fund or the Trustees of the Trust determine that consummation of the Reorganization is impracticable or inadvisable due to adverse market developments, such as the imposition of currency controls or otherwise, the Board or Trustees may determine to delay the Reorganization or terminate the Agreement in its entirety.

A.  REORGANIZATION AS A MASSACHUSETTS BUSINESS TRUST

Stockholders are being asked to approve the Agreement pursuant to which Korea Fund would reorganize from a Maryland corporation to an open-end, multiple-class fund organized as a newly-created series of the Trust. The Trust is an open-end investment company organized as a Massachusetts business trust by a Declaration of Trust dated September 23, 1983, as amended and restated on October 1, 1986, supplemented on November 29, 1990, amended on July 15, 1993, and supplemented on July 17, 1997. The Declaration of Trust authorizes the issuance of shares in different series and authorizes the Trustees, without shareholder action, to establish and create additional series and to designate the rights and preferences thereof. Currently, there are nine series of the Trust: Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Overseas Fund, Fidelity Advisor Emerging Markets Income Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Diversified International Fund, Fidelity Advisor Europe Capital Appreciation Fund, Fidelity Advisor Global Equity Fund, Fidelity Advisor Japan Fund and Fidelity Advisor Latin America Fund. The Trustees of the Trust have authorized the designation of the New Fund as an additional series of the Trust. The interests of investors in the various series of the Trust will be separate and distinct. All assets and liabilities of a particular series will be allocated to and belong to that series.

The New Fund will have five classes of shares with differing sales load and distribution fee structures: Class A, Class B, Class C, Class T and Institutional Class. The stockholders of Korea Fund will receive Class A shares of the New Fund in the Reorganization in exchange for their shares of Korea Fund. No sales load will be payable on the Class A shares received in this exchange, but the shares will be subject to a 12b-1 fee calculated as a percentage of the New Fund's average net assets attributable to Class A shares at an annual rate of 0.25%. The 12b-1 fee applicable to the Class A shares of the New Fund is lower than the 12b-1 fee applicable to the shares of other classes of the New Fund available to non-institutional investors. New purchases of Class A shares of the New Fund will be subject to a maximum front-end sales load of 5.75% and will also be subject to the 12b-1 fee. Shareholders of the New Fund will have the ability to purchase shares of other classes of the New Fund for which they are eligible at a price based on the NAV of the shares (subject to each Class' maximum sales charge).

The Class A shares of the New Fund acquired in exchange for shares of Korea Fund will be subject to a redemption fee of 4% of the net asset value of such shares if such shares are redeemed out of the New Fund during the first 200 days following the Reorganization. No redemption fee will be imposed on new sales of the New Fund's shares. The proceeds of the redemption fee will be retained by the New Fund. The Board of Directors and the Trustees believe that the redemption fee represents a reasonable approximation of the potential turnover and other costs to be incurred by the New Fund in connection with the potentially large redemptions that may occur after the Reorganization. The New Fund may also incur transaction costs to the extent that the New Fund must sell securities to finance redemptions, and the New Fund may realize taxable gains as a result of these sales that must be distributed as taxable distributions to shareholders (after the application of any available capital loss carryforwards).

For a discussion of the differences between open-end and closed-end funds, see "Comparison of Open-End and Closed-End Investment
Companies" below.

INFORMATION REGARDING THE TRUST

As a result of the Reorganization, the Board of Directors of Korea Fund will be replaced by the Trustees of the Trust. The Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees also serve in similar capacities for other funds advised by FMR. The business address of each Trustee who is an "interested person" (as defined in the 1940
Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the Trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (69), Trustee (Trust Inception), Chairman, Chief Executive Officer and a Director of FMR Corp.; Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998-present), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.; Director or Trustee and President of all other Fidelity registered management investment companies advised by FMR; Chairman of Fidelity International Limited; Chairman of all funds in the Fidelity Group of International Funds and of Fidelity Advisor World Funds (1995-present).

RALPH F. COX (67), Trustee (1991), President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), and Bonneville Pacific (independent power and petroleum production). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (68), Trustee (1992), Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. sales, distribution, and manufacturing. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).

ROBERT M. GATES (56), Trustee (1997), Consultant, author, and lecturer
(1993).  Mr. Gates was Director of the Central Intelligence Agency
(CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (automative, space, defense, and information technology). Mr. Gates previously served as a Director of LucasVarity PLC (automotive components and diesel engines). He is currently serving as Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2000). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

DONALD J. KIRK (67), Trustee (1987), Executive-in-Residence (1995) at Columbia University Graduate School of Business. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk previously served as a Director of General Re Corporation (reinsurance, 1987-1988) and as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).
He serves as Chairman of the Board of Directors of National Arts Stabilization Inc., Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp. (1998), Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

NED C. LAUTENBACH (56), Trustee (2000), Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

*PETER S. LYNCH (57), Trustee (1990), Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

MARVIN L. MANN (66), Trustee (1993), Chairman Emeritus, of Lexmark International, Inc. (office machines, 1991) where he still remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp. (imaging and information storage,
1997).  He is a Board member of Dynatech Corporation (electronics,
1999).

WILLIAM O. MCCOY (66), Trustee (1997), Interim Chancellor for the University of North Carolina at Chapel Hill. Previously he had served from 1995 through 1998 as Vice President of Finance for the University of North Carolina (16-school system). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Duke-Weeks Realty Corporation (real estate,
1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Dynatech Corporation (electronics, 1999). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy served as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994-1998) and currently serves on the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. MCDONOUGH (71), Trustee (1989), Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director and Chairman of the Board of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

*ROBERT C. POZEN (53), Trustee (1997), Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc., (1998); Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (71), Trustee (1989), President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of National Life Insurance Company of Vermont and American Software, Inc. Mr. Williams was previously a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), and Avado, Inc. (restaurants).

REASONS FOR THE REORGANIZATION

Although there have been times when Korea Fund's shares have traded at a premium, the Fund's shares have generally been trading at a discount from NAV since August of 1998. Converting Korea Fund into an open-end fund would address this discount by giving stockholders the opportunity to redeem their shares from the New Fund at NAV, subject to the redemption fees described above.

At the time Korea Fund was organized, the Fund's Board determined that it would be in the best interests of stockholders to take action to attempt to reduce or eliminate any market value discount from NAV that may develop in the secondary market. To this end, the Board committed to conduct an annual tender offer for up to 10% of the Fund's outstanding common stock in the first quarter of each calendar year commencing in 1998 if (i) over a 12-week measurement period set by the Board each year, the Fund's shares traded at an average price of less than their initial offering price and at an average discount of greater than 10%, and (ii) certain other conditions set forth in the Fund's prospectus were met. The Fund did not conduct a tender offer in 1998 (because the Fund's shares were not trading at a discount at the time), but it did conduct a tender offer in 1999. Although the tender offer was fully subscribed, it did not succeed in reducing Korea Fund's discount by any significant amount or for any appreciable period of time.

In lieu of conducting a tender offer in 2000, the Board is submitting to shareholders this proposal to reorganize the Fund as an open-end fund. Although, as described above, the Board committed to conducting annual tender offers under certain circumstances at the time of the Fund's inception, the Board also reserved the right to change this policy in light of experience. In light of its experience with the Korea Fund and other closed-end funds, the Board has concluded that continuing to conduct annual tender offers would only deplete the Fund's assets and adversely affect its long-term prospects without having any meaningful impact on the Fund's discount. The Board is therefore proposing to open-end the Korea Fund, because this is the most effective means of eliminating the discount to NAV at which the Fund's shares have traded over the last two years.

After consideration of a number of factors, the Board determined at a meeting it held on February 17, 2000 that participation in the Reorganization would be in the best interests of Korea Fund and that the interests of existing stockholders would not be diluted as a result of effecting the Reorganization.

In reaching this determination, the Board considered that the New Fund would be organized as a series of the Trust and would offer five share classes - Class A, Class T, Class B, Class C and Institutional Class. The Board was advised that the load and distribution structure for each share class would be the same as for other Fidelity Advisor open-end international equity funds. The Board also considered the fact that existing stockholders of Korea Fund would become holders of Class A shares in the New Fund. The Board was advised that no load would be charged on these shares in the Reorganization, but that they would become subject to the 0.25% 12b-1 fee (as described herein) applicable to Class A shares of all Fidelity Advisor equity funds. In addition, the Board was advised that new purchases of shares would be subject to the standard sales loads and fees associated with the five Fidelity Advisor Fund share classes for the Fidelity Advisor equity funds. The Board was also advised that existing shareholders of Korea Fund who receive Class A shares would be able to exchange their shares for shares of other funds in the Fidelity Advisor family of funds without the imposition of a sales load (subject to the 4% redemption fee payable to the New Fund for the first 200 days after the Reorganization).

The Board also considered that, although the 12b-1 fee would represent a new charge to the former Korea Fund stockholders, FMR is proposing a reduction in management fees, as discussed below. The Board determined that there was a reasonable likelihood that the proposed fee structure would benefit the New Fund and existing Korea Fund stockholders by encouraging asset retention and growth. It was noted that the 0.25% 12b-1 fee applicable to Class A shares was the lowest 12b-1 fee available to non-institutional investors in the equity Advisor Funds.

The Board also considered that the New Fund would have the same investment objective, and except as described below, substantially the same investment policies and restrictions. The Board was advised that FMR anticipated that Hokeun Chung would continue to be the New Fund's portfolio manager. The Board considered that, as part of the Reorganization, the New Fund would adopt changes to three of Korea Fund's fundamental investment policies on borrowing, lending and investing in physical commodities to conform the restrictions to those typically associated with Fidelity's open-end international equity funds. The Board also considered the fact that the New Fund would adopt a new fundamental policy permitting the New Fund to invest all of its assets in a pooled fund structure managed by FMR, and that the New Fund would adopt a non-fundamental policy that it does not currently intend to invest all of its assets in the securities of such a structure. The Board also considered that stockholders will be asked to approve a proposal to make the New Fund's fundamental "name test" policy non-fundamental. The Board also considered that stockholders will be asked to approve a more flexible industry concentration policy permitting the Fund to invest up to 35% of its assets in any industry that accounts for more than 20% of the Korean market. The Board also considered that the New Fund will adopt non-fundamental investment restrictions to conform to the standard non-fundamental investment restrictions used by Fidelity open-end international equity funds. In particular, the Board was advised that the percentage of illiquid securities that the New Fund may hold would be reduced from 35% to 15%.

The Board also considered the fact that the New Fund will impose a 4% redemption fee on existing Korea Fund stockholders who redeem their shares within 200 days after the Reorganization. The Board was advised that the redemption fee would be payable to the New Fund and benefit the non-redeeming shareholders. The Board was further advised that the fee is intended to compensate the New Fund for transaction costs resulting from the potentially large redemptions that the New Fund may experience upon conversion to an open-end fund. In addition, the Board considered the fact that no redemption or short-term trading fees would be imposed on new sales of the New Fund's shares.

The Board also considered the fact that Korea Fund currently pays a management fee equal to an annual rate of 1.00% of the Fund's average daily net assets. The Board considered FMR's proposal to reduce the New Fund's management fee to a current effective rate of 0.83% of the New Fund's average daily average net assets, based on a fixed fund rate of 0.55% of the New Fund's average daily net assets plus a group rate that decreases as assets under FMR's management increases.

The Board was advised by FMR that it anticipates that Class A shares of the New Fund, at least initially, will have higher gross expenses than Korea Fund, as a result of the potential decrease in the Fund's assets and the increased registration fees, distribution expenses, transfer agency expenses and custody fees associated with operating an open-end fund. The Board noted that this increase in gross expenses would be partly offset by the reduction in FMR's management fee. The Board also considered the fact that FMR proposed to voluntarily reimburse the expenses of Class A shares (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraorindary expenses, if any) in excess of 2.10% for a period of not less than twelve months following the Reorganization. The Board was advised that FMR anticipates that Class B, Class C, Class T and Institutional Class would have expense caps of 2.85%, 2.85%, 2.35% and 1.85%, respectively, reflecting the different 12b-1 fee levels for each class. The Board was also advised that for the twelve months ended September 30, 1999, Korea Fund's expense ratio was 1.75% (1.61% after a one-time reduction due to certain adjustments to the Fund's custodian fees) of average net assets.

The Board also considered the fact that, in connection with the Reorganization, the New Fund would adopt standard contractual arrangements for a Fidelity Advisor Fund. The Board also considered the Agreement which provides for the transfer of the assets of Korea Fund to the New Fund and the assumption by the New Fund of Korea Fund's liabilities, all in exchange for Class A shares of the New Fund. The Board was advised that the New Fund shares issued to Korea Fund will have an aggregate value equal to the net value of the assets and liabilities transferred to the New Fund, and that following the transfer, each stockholder of Korea Fund will receive Class A shares of the New Fund in exchange for their shares of Korea Fund equal in value to the shares owned of Korea Fund.

The Board also considered the fact that FMR would obtain an opinion of counsel that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and accordingly will not result in any gain or loss for Federal income tax purposes to the Korea Fund, the New Fund, stockholders of Korea Fund or shareholders of the New Fund.

The Board also considered that, upon the Reorganization, the New Fund will be governed by a Board of Trustees which is separate and distinct from the Board of Directors which currently governs Korea Fund. The Reorganization was approved by the Trustees of the Trust at a meeting of the Board of Trustees held on February 17, 2000.

B.  CHANGES TO INVESTMENT POLICIES

1. FUNDAMENTAL INVESTMENT POLICIES

Korea Fund has certain investment restrictions that are fundamental and are therefore changeable only by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. If the proposed Reorganization is approved, the New Fund will adopt fundamental investment restrictions the are different from the Korea Fund's fundamental investment restrictions on borrowing, lending and investments in physical commodities. In addition, the New Fund will adopt a new fundamental investment policy permitting the Fund to invest all of its assets in another open-end investment company, as described below. Each of these changes in necessary to conform the Korea Fund's current investment restrictions to the standard investment restrictions applicable to Fidelity's open-end international equity funds.

The fundamental investment restrictions of Korea Fund on borrowing, lending and investments in physical commodities currently state that the Fund may not:

(solid bullet) borrow money, except that the Fund may borrow money for temporary or emergency purposes or to finance tender offers and/or share repurchases in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings); any borrowings that come to exceed this amount will be reduced promptly in accordance with reasonable investment practice to the extent necessary to comply with the 33 1/3% limitation;

(solid bullet) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by or indexed to, or representing interests in, physical commodities or investing or trading in derivative investments); and

(solid bullet) make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

In connection with the Reorganization, the New Fund's fundamental investment restrictions on borrowing, lending and investments in physical commodities will state that the Fund may not:

(solid bullet) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(solid bullet) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

(solid bullet) lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

The New Fund will also adopt a fundamental investment policy that would permit the New Fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies as the New Fund. Adoption of the policy will allow Korea Fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).

Participation in a Master Feeder Fund Structure would allow the New Fund to combine its assets with other funds having substantially the same investment objective and policies as the New Fund, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," each fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management.

To allow the New Fund to invest in a Master Fund at a future date, the New Fund will have the following fundamental policy:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The Board does not anticipate that this new fundamental policy will have any material effect on the Fund or its investment operations. The New Fund will adopt a non-fundamental policy stating it does not currently intend to invest all of its assets in the securities of a Master Fund.

 Each of the above changes will conform the Korea Fund's current fundamental policies to the standard fundamental policies applicable to Fidelity's open-end international equity funds. In particular, the change to the Fund's fundamental investment restriction on borrowing is necessary because, as an open-end fund, Korea Fund will no longer be making tender offers. It is not expected that any of these changes would have a material impact on the manner in which the Fund is currently being managed.

2. NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

If the Reorganization is approved, the New Fund will also adopt non-fundamental investment restrictions that conform to the standard non-fundamental restrictions applicable to Fidelity open-end international equity funds. As non-fundamental investment restrictions, these restrictions may be changed or adopted by a vote of the Trustees of the New Fund and do not require stockholder approval. In particular, the Trustees of the New Fund will eliminate the current illiquid holdings policy of Korea Fund and adopt the standard non-fundamental illiquid securities restrictions in accordance with the 1940 Act standard for open-end funds. As a result, the percentage of illiquid securities that the New Fund may purchase will be reduced from 35% to 15% of its net assets. As of March 31, 2000, Korea Fund's total illiquid holdings were ___% of net assets.

The non-fundamental investment restrictions of the New Fund will be as follows:

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

If the Reorganization is approved and adopted, these amended fundamental and non-fundamental investment restrictions will become applicable to the New Fund upon the Closing Date.

C.  MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS

THE CURRENT INVESTMENT MANAGER, INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT MANAGER. FMR acts as investment manager of Korea Fund. The Fidelity investment management organization was established in 1946. Today, the Fidelity organization is the largest mutual fund company in the United States, and is known as an innovative provider of high quality financial services to individuals and institutions. In addition to its mutual fund business, the Fidelity organization operates one of the leading discount brokerage firms in the United States, Fidelity Brokerage Services, Inc.

Edward C. Johnson 3d, members of his family and trusts for the benefit of members of the Johnson family own directly or indirectly more than 25% of the voting stock of FMR Corp., which owns all of the voting stock of FMR. The following people serve as the principal executive officers and/or directors of FMR: Edward C. Johnson 3d, Peter S. Lynch and Robert C. Pozen. For more detailed descriptions of the principal occupations of Edward C. Johnson 3d, Peter S. Lynch and Robert C. Pozen, please see "Information Regarding the Trust."

INVESTMENT ADVISER. FIIA serves as Korea Fund's Investment Adviser. FIIA is an investment adviser registered under the Investment Advisers Act of 1940 and was organized in 1983 under the laws of Bermuda. FIIA primarily provides investment advisory services to non-U.S. and U.S. investment companies and institutional investors investing in securities of issuers throughout the world. FIIA is a 98%-owned subsidiary of Fidelity International Limited (FIL). FIIA's main offices are located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda.

SUB-ADVISER. FIJ serves as Korea Fund's Sub-Adviser. FIJ is registered as an investment adviser under the Investment Advisers Act of 1940. FIJ was formed on November 17, 1986 under the laws of Japan and its main offices are located at 19th floor, Shiroyama JT Mori Building, 4-3-1- Toronomon Minatu-ku, Tokyo 105, Japan. It is a wholly-owned subsidiary of FIL.

FIL is a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Its offices are located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda. More than 25% of the voting stock of FIL is owned directly or indirectly by Edward C. Johnson 3d and trusts for the benefit of Johnson family members.

THE CURRENT MANAGEMENT, ADVISORY AGREEMENTS AND SUB-ADVISORY
AGREEMENTS

Pursuant to a management agreement (Management Agreement), dated October 25, 1994, between Korea Fund and FMR, FMR supervises the Fund's investment program. FMR consults with FIIA and FIJ on a regular basis regarding FIIA's and FIJ's decisions concerning the purchase, sale or holding of particular securities. In addition, FMR monitors the performance of Korea Fund's outside service providers, including the Fund's administrator, transfer agent and custodian. FMR pays the reasonable salaries and expenses of such of Korea Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of FMR, except that the Fund may bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of FMR to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

Pursuant to an investment advisory agreement (Advisory Agreement) among FMR, FIIA and Korea Fund, FIIA is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective, policies and limitations. FIIA has discretion over investment decisions for Korea Fund and, in that connection, will place purchase and sale orders for the Fund's portfolio securities. The Advisory Agreement authorizes delegation of these responsibilities to FIJ. Pursuant to a Sub-Advisory Agreement (Sub-Advisory Agreement), FIIA has delegated certain of its responsibilities for the day-to-day management of the Fund to FIJ, which manages the Fund's portfolio through the Tokyo office.

Hokeun Chung is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Chung has served as the Korea Fund's portfolio manager since October 1996, after acting as co-portfolio manager since 1995. Mr. Chung joined Fidelity Investments as an analyst in 1994. Prior to joining Fidelity, Mr. Chung worked as an analyst from 1991 to 1992 and as a senior analyst from 1993 to 1994 at W.I. Carr in Seoul. FIIA and FIJ makes research and statistical data available to Korea Fund.

FIIA and FIJ pay the reasonable salaries and expenses of such of Korea Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of FIIA and FIJ, except that Korea Fund may bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of FIIA to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof.

Pursuant to the Management Agreement, Korea Fund pays FMR a monthly fee at an annual rate of 1.00% of Korea Fund's average daily net assets for its services. Korea Fund's total expenses for the fiscal year ended September 30, 1999, including the management fee were 1.75% (1.61% after a one-time reduction due to certain adjustments to the Fund's custodian fees) of the Fund's average net assets.

Pursuant to the Advisory Agreement, FIIA receives from FMR 60% of the fees paid by Korea Fund to FMR. FIJ receives a sub-advisory fee from FIIA equal to 50% of the fee paid to FIIA with respect to assets managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA with respect to assets managed by FIJ on a non-discretionary basis.

THE PROPOSED MANAGEMENT AGREEMENT

If the proposed Reorganization is approved, the New Fund will enter into a new Management Agreement with FMR (Proposed Management
Agreement), as described below.

Pursuant to the Proposed Management Agreement, the Trust on behalf of the New Fund will employ FMR to supervise the New Fund's investment program and to furnish other services to the New Fund. Under the terms of the Proposed Management Agreement, FMR will act as investment manager and, subject to the supervision of the Board of Trustees of the Trust, direct the investments of the New Fund in accordance with the New Fund's investment objective, policies, and limitations. FMR will also provide the New Fund with all necessary office facilities and personnel for servicing the New Fund's investments and compensate all officers of the New Fund and all Trustees who are "interested persons" of the Trust or of FMR, and all personnel of the New Fund or FMR performing services relating to research, statistical, and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Trustees, will continue to provide the management and administrative services necessary for the operation of the New Fund. These services include providing facilities for maintaining the New Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the New Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the New Fund's records and registration of the New Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the New Fund; and furnishing reports, evaluations, and analyses on various subjects to the Trustees.

FMR intends to delegate the day-to-day management of the New Fund's investment portfolio to FIJ pursuant to a Sub-Advisory Agreement, as discussed below. FMR will continue to consult with FIJ on a regular basis regarding FIJ's decisions concerning the purchase, sale or holding of particular securities.

Pursuant to the Proposed Management Agreement, the management fee will be calculated and paid to FMR every month. The management fee will be calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the New Fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops as total assets under management increase. As of March 31, 2000, the group fee rate was [0.28]%. The individual fund fee rate for the New Fund will be 0.55%. Therefore, as of March 31, 2000, the New Fund's management fee would have been [0.83]%.

The aggregate amount of FMR's management fee from Korea Fund for the fiscal year ended September 30, 1999, was $498,248.00. Had the Proposed Management Agreement been in effect over the same period, FMR would have received $414,302.00, a reduction of 17%.

In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the New Fund or each class thereof, as applicable, will pay all of its expenses that are not assumed by those parties, including (i) typesetting, printing, and mailing of its proxy materials to shareholders, (ii) legal expenses, and (iii) the fees of the custodian, auditor and non-interested Trustees. The Proposed Management Agreement further provides that the New Fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the New Fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses to be paid by the New Fund include interest, taxes, brokerage commissions, the New Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The New Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the New Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

THE PROPOSED SUB-ADVISORY AGREEMENTS

If the proposed Reorganization is approved, the New Fund will enter into a series of sub-advisory agreements with FMR and (i) FIIA, which in turn will enter into a sub-subadvisory agreement with FIIA (U.K.),
(ii) FIJ, (iii) FMR (Far East), which in turn will enter into a Research Agreement with FIJ, and (iv) FMR (U.K.) (each, a Proposed Sub-Advisory Agreement). Pursuant to the proposed Sub-Advisory Agreements, FMR may receive investment advice and research services relating to the New Fund from the sub-advisers. Currently, FIIA, FIJ, FMR (Far East), FMR (U.K.), and FIIA (U.K.) each focus on issuers in countries other than the United States, such as those in Europe, Asia, and the Pacific Basin.

Pursuant to a Proposed Sub-Advisory Agreement among FMR, FIJ and the Trust, FIJ will be responsible on a day-to-day basis for investing the New Fund's portfolio in accordance with its investment objective, policies and limitations. FIJ will have discretion over investment decisions for the New Fund and, in that connection, will place purchase and sale orders for the New Fund's portfolio securities. It is anticipated that Hokeun Chung will be primarily responsible for the day-to-day management of the New Fund's portfolio and will work with a team of professionals in Tokyo in managing the New Fund's portfolio.

FMR (U.K.) and FMR (Far East), which were organized in 1986, are wholly-owned subsidiaries of FMR. FIJ and FIIA are wholly-owned subsidiaries of FIL. FIIA (U.K.) was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL. FMR (U.K.), FMR (Far
East), FIJ, FIIA and FIIA (U.K.) are all registered investment advisers in the United States. FIJ is a licensed investment manager in Japan. FIIA (U.K.) is a registered investment adviser in the United Kingdom and a member of IMRO.

Under the Proposed Sub-Advisory Agreements, FMR will pay the fees of FMR (U.K.), FMR (Far East), FIJ, and FIIA. FIIA, in turn, will pay the fees of FIIA (U.K.), and FMR (Far East) will pay the fees of FIJ for research.

For providing discretionary investment management and executing portfolio transactions, the sub-advisers will be compensated as follows:

(solid bullet) FMR will pay each of FMR (Far East) and FMR (U.K.) a fee equal to 50% of its monthly management fee with respect to the New Fund's average net assets managed by the sub-adviser on a discretionary basis;

(solid bullet) FMR will pay each of FIIA and FIJ a fee equal to 57% of its monthly management fee with respect to the New Fund's average net assets managed by the sub-adviser on a discretionary basis; and

(solid bullet) FIIA will pay FIIA (U.K.) a fee equal to 110% of FIIA (U.K.)'s costs incurred in connection with providing discretionary investment management services.

For providing non-discretionary investment advice and research services the sub-advisers will be compensated as follows:

(solid bullet) FMR will pay FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the New Fund for which the sub-adviser has provided FMR with investment advice and research services;

(solid bullet) FMR will pay FMR (U.K.) and FMR (Far East) fees equal to 110% and 105%, respectively, of FMR (U.K.)'s and FMR (Far East)'s costs incurred in connection with providing investment advice and research services;

(solid bullet) FIIA will pay FIIA (U.K.) a fee equal to 110% of FIIA (U.K.)'s costs incurred in connection with providing investment advice and research services; and

(solid bullet) FMR (Far East) will pay FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services.

D.  DISTRIBUTION AND SERVICE PLAN

If the Reorganization is approved, the New Fund will adopt a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act (Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sales of shares of a fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the New Fund and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the New Fund of distribution expenses.

The New Fund is composed of five classes of shares: Class A, Class T, Class B, Class C and Institutional Class. All classes of the New Fund have a common investment objective and portfolio. Class A and Class T shares have a front-end sales charge, pay a 12b-1 fee (as defined herein) and may be subject to a contingent deferred sales charge
(CDSC). Class B and Class C shares do not have a front-end sales charge, but are subject to a CDSC and pay a 12b-1 fee. Institutional Class shares have no sales charge and do not pay a 12b-1 fee but are available only to certain types of investors.

Pursuant to the Plan, Fidelity Distributors Corporation (Distributor) will use all reasonable efforts, consistent with its other business, to secure purchasers of the New Fund's shares. Such efforts may include, but neither are required to include nor are limited to, the following: (i) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (ii) preparation, promotion and distribution of sales literature; (iii) preparation, printing and distribution of prospectuses of the New Fund; (iv) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (v) making payments to securities dealers and others engaged in the sale of shares or who engage in shareholder support services; and (vi) providing training, marketing and support to such dealers and others with respect to the sale of shares.

To the extent they are successful in attracting new investments, marketing efforts conducted pursuant to the Plan may benefit the existing shareholders of the New Fund by attracting more assets which may in turn lower the ongoing expenses per share of the New Fund. The Board believes that these marketing efforts will also assist in selling shares of the New Fund to offset redemptions which are anticipated to occur after the Reorganization. To the extent that the New Fund is successful in offsetting redemptions with sales of shares, FMR believes it will be able to manage the New Fund more effectively.

Pursuant to the Plan, the Distributor may be paid a 12b-1 fee at an annual rate of up to 0.75% of the average net assets attributable to the Class A shares of the New Fund. Currently, the Trustees of the Trust have approved a 12b-1 fee for the Class A shares of the New Fund at an annual rate of 0.25% of its average net assets. This fee rate may be increased only when, in the opinion of the Trustees, it is in the best interests of the shareholders of the Class A shares of the New Fund to do so.

E.  ANNUAL FUND OPERATING EXPENSES

Annual fund operating expenses are paid out of Korea Fund's assets. Expenses are factored into the Fund's share price or dividends and are not charged directly to stockholder accounts. The following figures for Korea Fund are based on historical expenses, adjusted to reflect current fees, of the Fund and are calculated as a percentage of average net assets of Korea Fund.

The following table shows the fees and expenses of Korea Fund for the fiscal year ended September 30, 1999 and the New Fund adjusted to reflect fees and expenses of such period.

                            KOREA FUND   NEW FUND CLASS A SHARES

Management fees             1.00%        0.83%

12b-1 Fee                   None         0.25%

Other expenses              0.75%        1.06%

Total Operating Expenses*   1.75%        2.14%**

* The Korea Fund's expenses were reduced by a portion of the brokerage commissions that the Fund pays. The Fund's expenses were also reduced by a one-time reduction due to certain adjustments to the Fund's custodian fees. Including these reductions, the total operating expenses would have been 1.61% for Korea Fund and 2.00% for the New Fund.

** For a period of not less than twelve months after the Reorganization, FMR has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses of the New Fund's Class A shares (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) expressed as a percentage of average net assets, exceed 2.10% of the average net assets attributable to Class A shares.

In addition to the fund operating expenses, Class A shares of the New Fund acquired in exchange for shares of Korea Fund will be subject to a redemption fee of 4% of the NAV of such shares, if such shares are redeemed out of the New Fund during the first 200 days following the Reorganization. The proceeds of the redemption fee will be retained by the New Fund and may lower the operating expenses of the New Fund. Furthermore, no sales load will be payable on the Class A shares received in the Reorganization, but new purchases of Class A shares of the New Fund will be subject to a maximum front-end sales load of 5.75%. Shares of Korea Fund are not subject to any redemption fees or sales loads.

EXAMPLES OF EFFECT OF FUND EXPENSES

The following table illustrates the expenses on a hypothetical $10,000 investment in Korea Fund and the estimated expenses on a hypothetical $10,000 investment in the New Fund calculated at the rates stated above, assuming a 5% annual return.

                              AFTER 1 YEAR  AFTER 3 YEARS  AFTER 5 YEARS  AFTER 10 YEARS

Korea Fund (closed-end)        $178          $551           $949           $2,062

New Fund Class A Shares        $780          $1,206         $1,658         $2,905
(open-end) including maximum
sales charge

New Fund Class A Shares        $217          $670           $1,149         $2,472
(open-end) excluding sales
charge


F.  TAXES AND DISTRIBUTIONS

Based upon an opinion of counsel, neither Korea Fund nor its stockholders will realize any gain or loss for federal income tax purposes as a result of the Reorganization. However, stockholders will recognize a gain or loss if they later redeem their shares of the New Fund or if they sell their shares of Korea Fund prior to the Reorganization to the extent that the sale proceeds are greater or less than the respective adjusted tax basis of their shares. Payment for any such redemption generally will be made within seven days after receipt of a proper request for redemption. Such payment may be postponed or the right of redemption suspended under unusual circumstances that affect the ability to value the securities in New Fund's portfolio or when an emergency makes it not reasonably practicable for New Fund to dispose of portfolio securities or fairly to determine the value of its net assets.

To the extent that the New Fund must dispose of portfolio securities to pay redemption proceeds, the New Fund may realize net capital gains that must be distributed to shareholders (after the application of any capital loss carryforwards). As a result, remaining shareholders may be subject to additional taxable capital gain or dividend distributions pursuant to the Reorganization and the Fund's subsequent status as an open-end registered investment company than they might have been subject to had Korea Fund remained a closed-end fund.

As of March 15, 2000, Korea Fund has net realized capital gains of approximately $2.2 million and net unrealized capital gains of approximately $33.5 million. As of March 15, 2000, Korea Fund has capital loss carryforwards for federal income tax purposes of approximately $27.6 million. There is no assurance that the New Fund will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire. The capital loss carryforwards attributable to Korea Fund expire between 2004 and 2007.
Additionally, should the New Fund change its fiscal year-end, the change may result in a loss of certain capital loss carryforwards.

G.  CONCLUSION

If the Reorganization is approved, the Board will take such other actions as are necessary to effect the Reorganization. The Reorganization of Korea Fund from a Maryland corporation to an open-end, multiple-class fund organized as a series of a Massachusetts business trust will be accomplished by: (i) filing a Certificate of Designation designating the New Fund as a series of shares of the Trust with the Commonwealth of Massachusetts, (ii) transferring all of the assets of Korea Fund to the New Fund solely in exchange for Class A shares of beneficial interest of the New Fund and the assumption by the New Fund of the liabilities of Korea Fund, (iii) filing a Certificate of Dissolution for Korea Fund with the Secretary of State of the State of Maryland, (iv) amending and changing a fundamental investment restrictions applicable to the New Fund, as described above, (v) having the New Fund enter into a new Management Agreement with FMR, as described above, (vi) entering into the series of Sub-Advisory Agreements, as described above, and (vii) having the New Fund enter into a Plan, as described above.

In the event that the Reorganization is not approved, Korea Fund will continue to engage in business as a registered closed-end investment company and the Board may consider other options, including liquidating the Fund.

PROPOSAL 4. TO MAKE KOREA FUND'S FUNDAMENTAL 65% "NAME TEST"
INVESTMENT POLICY NON-FUNDAMENTAL

The SEC currently has a policy governing the use of mutual fund names (Name Test Policy). The Name Test Policy requires, among other things, that a mutual fund with a name that suggests that the fund focuses its investments in securities of issuers in a particular region, invest at least 65% of its assets in securities of issuers in that region.

It is possible that Korea Fund will have to modify its 65% investment policy to comply with any future rules the SEC may adopt that change the Name Test Policy. The current fundamental 65% investment policy for Korea Fund is as follows: "Under normal market conditions, the Fund will invest at least 65% its total assets in equity and debt securities of Korean Issuers." Since this investment policy is fundamental, it is changeable only by a majority (as defined in the 1940 Act) of the outstanding voting securities of Korea Fund. A non-fundamental investment policy may be changed by the Board without stockholder approval.

The Board of Directors has approved, and recommends that the stockholders of Korea Fund approve, making the fundamental 65% investment policy non-fundamental. Approval of the proposal would give the Board the flexibility to conform the Fund's 65% policy to the regulatory requirements without the costs and delays of a stockholder meeting. If this proposal is approved, any future changes to the 65% policy would require the Board's approval, but would not require stockholder approval.

If the stockholders approve this proposal, the Board intends to adopt unchanged Korea Fund's previously fundamental 65% investment policy as a new non-fundamental policy of Korea Fund. The Board anticipates that approval of the proposal will have no material effect on Korea Fund or its investment operations.

If approved, the non-fundamental 65% investment policy will also be applicable to the New Fund after the Closing Date.

PROPOSAL 5. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INDUSTRY CONCENTRATION TO PERMIT KOREA FUND TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN CERTAIN INDUSTRIES.

The Board of Directors has approved, and recommends that the shareholders of Korea Fund approve a proposal that would modify the Fund's fundamental policy concerning industry concentration to permit the Fund to invest, under certain circumstances, up to 35% of its total assets in the securities of companies whose principal business activities are in the same industry. Korea Fund's current fundamental policy concerning concentration provides that the Fund may not:

purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government of any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

If the proposal is approved, Korea Fund would adopt the following fundamental policy concerning concentration. The Fund may not:

purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentatlities), if, as a result, more than 25% of the Fund's total assets would be invested in companies whose principal business activities are in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund's total assets would be invested in any industry that accounts for more than 20% of the Korean market as a whole, as measured by an index determined by FMR to be an appropriate measure of the Korean market.

The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by stockholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. However, a fund is permitted to retain the freedom of action to invest more than 25% of its total assets in an industry provided it specifies the conditions under which it intends to do so.

The proposed policy would permit Korea Fund to invest up to 35% of its total assets in any industry that made up more than 20% of the Korean market as represented by an index determined by FMR to be an appropriate measure of the Korean market. FMR recommended this change to the Board of Directors in recognition of the fact that the Korean market tends to be more concentrated in individual industries than the U.S. market. As a result, it may not be possible for Korea Fund to keep pace with Korean benchmarks or to overweight specific industries relative to benchmarks, without investing more than 25% of its total assets in an industry (or in each of several industries) from time to time. The amended concentration policy would provide Korea Fund flexibility to overweight or underweight industries in a region relative to the local market benchmarks and give Korea Fund greater flexibility to respond to changing market conditions.

As of January 2000, two industries represented over 20% of the Korean market. The electrical and communications industries accounted for approximately 25.3% and 23.4%, respectively, of the market as represented by the Korea Composite Stock Price Index.

The Korean Composite Stock Price Index is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. FMR currently believes this index is an appropriate measure of the Korean market, based on index characteristics including the percentage of the total market capitalization covered, economic sector and industry representation, and the types and liquidity of securities that make up the index. FMR could use different indexes or additional indexes to represent the local markets in the future, if those indexes were determined to be appropriate based on these factors. For any index that is selected, FMR intends to measure the percentage of the index represented by each industry no less frequently than once per month.

Providing Korea Fund with the ability to invest up to 35% of its total assets in one or more industries would allow Korea Fund to respond to changing market conditions by overweighting or underweighting each industry relative to the local market benchmarks. The amended policy may expose Korea Fund to greater risk, however, to the extent that the particular industry or industries in which it invests is sensitive to adverse changes in economic or political conditions.

CONCLUSION. The Board has concluded that the proposal will benefit Korea Fund and its stockholders. The Directors recommend voting FOR the proposal. Upon shareholder approval, the proposed policy will become effective immediately. If the proposal is not approved by the shareholders of Korea Fund, Korea Fund's current policy will remain in effect.
COMPARISON OF OPEN-END AND CLOSED-END INVESTMENT COMPANIES

GENERAL. Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets. Most mutual funds also continuously issue new shares to investors at a price based on the fund's NAV at the time of issuance. Such a fund's net asset value per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.

In contrast, closed-end investment companies such as Korea Fund generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in securities markets. Korea Fund's shares are currently listed and traded on the NYSE. If the Fund is converted to an open-end investment company, its shares will be delisted from the NYSE.

Some of the legal and practical differences between operations of Korea Fund as a closed-end versus an open-end investment company are as follows:

(i) ACQUISITION AND DISPOSITION OF SHARES. If Korea Fund is reorganized into an open-end investment company, the Fund's shares will no longer be listed on the NYSE. Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the next determined current NAV, less redemption fees (as described above). The Fund's NAV per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. Open-end investment companies generally value their assets on each business day in order to determine the current NAV on the basis of which their shares may be redeemed by stockholders or purchased by investors. It is anticipated that the NAV of the New Fund will be published daily by leading financial publications.

(a) ELIMINATION OF DISCOUNT AND IMPLEMENTATION OF REDEMPTION FEE. The Reorganization will have the effect of immediately eliminating any market discount from NAV. If the Reorganization is approved by the stockholders, the market discount may be reduced or the shares may trade at a premium prior to the Closing Date to the extent investors are induced to purchase shares in the open market in anticipation of such a Reorganization. However, there can be no assurance that this will be the case. After the Reorganization, stockholders of Korea Fund will be permitted to redeem their shares, subject to a redemption fee that will be set at 4% for the first 200 days following the Reorganization.

(a) PORTFOLIO MANAGEMENT. Because a closed-end investment company does not have to redeem its shares, it may keep all of its assets fully invested and make decisions without having to adjust for cash inflows and outflows from continuing sales and redemption of its shares. In contrast, open-end investment companies may be subject to pressure to sell portfolio securities at disadvantageous times or prices in order to satisfy such redemption requests. Sales of securities may generate taxable gains or losses which must be distributed to stockholders.

(b) EXPENSES; COSTS OF POTENTIAL NET REDEMPTIONS. Open-end investment companies are generally more expensive to operate and administer than closed-end investment companies and the expense ratio of the New Fund after the Reorganization may be higher than Korea Fund's expense ratio is currently. However, FMR has voluntarily agreed to reimburse the New Fund to the extent that total operating expenses exceed 2.00% of the average net assets attributable to the Class A shares of the New Fund for a period of not less than twelve months after the Reorganization. Expenses of operation as an open-end fund that are not currently borne by Korea Fund include higher transfer agency and custodian expenses. In addition, the Class A shares of the New Fund will bear a higher proportion of the costs associated with State and Federal security law compliance than the other classes of the New Fund because such expenses are allocated according to the assets of each class of shares. The New Fund's expense ratio could be adversely affected by significant redemptions. Additional costs may be incurred by the sale of portfolio securities if a substantial number of redemption requests are received following the Reorganization. The New Fund may also be required to sell portfolio securities or incur borrowing costs in order to meet redemptions. The New Fund will have a lower management fee than Korea Fund, but will be subject to a 12b-1 fee on certain Classes of shares.

(c) SENIOR SECURITIES AND BORROWINGS. The 1940 Act prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Open-end investment companies generally may not issue preferred stock. While Korea Fund has not done so, generally, closed-end investment companies are permitted to issue "senior securities" representing indebtedness to any lender if the 300% asset coverage test is met and may issue preferred stock (subject to various limitations).

COMPARISON OF A MARYLAND CORPORATION AND
A MASSACHUSETTS BUSINESS TRUST

Korea Fund is a Maryland corporation and is governed by its Articles of Incorporation, By-laws and Maryland corporate law. As part of the Reorganization, Korea Fund will reorganize as the New Fund, a series of a Massachusetts business trust. As such, the New Fund will be governed by a Declaration of Trust, By-laws and applicable Massachusetts law. Certain differences between a Maryland corporation and a Massachusetts business trust are summarized below.

(a) SHARES OF CAPITAL STOCK. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest and to divide such shares into an unlimited number of series or classes, all without shareholder approval. The Trust currently has nine series. The authorized capital stock of Korea Fund consists of 100,000,000 shares of Common Stock. The Board of Korea Fund may, without stockholder approval, increase the number of shares authorized and may classify and reclassify the shares of Korea Fund into additional series or classes at a future date.

(b) VOTING REQUIREMENTS. The Declaration of Trust provides that special meetings of stockholders must be called upon the written request of holders of at least 10% of the outstanding shares of any series of the Trust. The By-laws of Korea Fund and the Maryland General Corporation Law (Maryland Code) provide that a special meeting of stockholders must be called upon the written request of stockholders representing 25% of the votes entitled to be cast at the meeting.

Stockholder voting rights for Korea Fund are based on the number of shares owned (share-based voting), while shareholder voting rights for the New Fund and the Trust will be based on the total dollar interest in the New Fund or the Trust (dollar-based voting). Thus, on matters affecting the New Fund or the Trust as a whole, where each class of the New Fund or the Trust is required to vote on an issue, shareholders of the New Fund or the Trust who own shares of a class in a fund of the Trust with a lower NAV than other classes or funds would be giving shareholders of the other classes or funds more voting "power" than they otherwise would have if voting rights were share-based. On matters affecting only one class of the New Fund, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Korea Fund stockholders will change to reflect those of the New Fund.

No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of the holders of not less than a majority of the Trust's outstanding shares or of the affected series or class, as applicable. Under the Articles of Incorporation of Korea Fund and the Maryland Code, certain provisions of the Articles of Incorporation of Korea Fund may be amended upon adoption of a resolution to that effect by certain Directors of Korea Fund and approval of such resolution by the holders of a majority of the outstanding shares of Korea Fund. The amendment of certain other provisions requires the affirmative vote of up to three-fourths of the outstanding shares of Korea Fund entitled to vote thereon.

(c) STOCKHOLDER MEETINGS. The Trust is not required to hold annual meetings of its shareholders. Subsequent to the Reorganization of Korea Fund into the New Fund, the New Fund will not be required to hold annual meetings of its shareholders. Korea Fund currently is required to hold annual stockholders meetings pursuant to the rules of the NYSE. The initial Board of Trustees of the Trust and the initial Board of Directors of Korea Fund were elected by the sole stockholder of the Trust and Korea Fund, respectively, at the time of its organization and have served and will continue to serve as Trustees or Directors until they resign, die, or are removed. The Trustees of the Trust may be removed for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by vote of shareholders of the Trust holding not less than two-thirds of the votes then outstanding, cast in person or by proxy at any meeting called for that purpose. The By-laws of Korea Fund permit removal of a Director by the holders of a majority of the outstanding shares of Korea Fund.

(d) STOCKHOLDER LIABILITY. Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the Trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. As a Maryland corporation, the stockholders of Korea Fund have no personal liability to Korea Fund or its creditors with respect to their stock, except that a stockholder may be liable to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid, or (2) liability is imposed under any other provision of Maryland law.

(e) LIABILITY OF DIRECTORS AND TRUSTEES. Under the Declaration of Trust, the Trustees are personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Under the Declaration of Trust, Trustees, officers, agents and employees will be indemnified against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of their being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which they have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of their duties, provided, however, that as to any matter disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for that payment or for any other expenses may be provided unless the Trust has received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of the person seeking indemnification. The Trustees may make advance payments in connection with indemnification, provided that the indemnified person has given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification.

Maryland law provides that in addition to any other liabilities imposed by law, a Director of Korea Fund may be liable to the Fund for voting or assenting to the declaration of any dividend or other distribution of assets to Korea Fund stockholders that is contrary to Maryland law if it is established that the Director did not act in good faith, in a manner he or she reasonably believed to be in the best interest of Korea Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In the event of any litigation against the Directors or officers of Korea Fund, Maryland law permits, and Korea Fund's By-laws require, Korea Fund to indemnify a Director or officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in, or not opposed to, the best interest of Korea Fund and, with respect to a criminal proceeding, he or she had no reasonable cause to believe such conduct was unlawful.

The foregoing is only a summary of certain of the differences between the Trust's Declaration of Trust and By-laws and Massachusetts law and Korea Fund's Articles of Incorporation and By-laws and Maryland law.

MISCELLANEOUS

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise D.F. King & Co., Inc., 77 Water St., 20th Floor, New York, New York, 10005, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

OTHER BUSINESS. The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SHAREHOLDER PROPOSALS. If the Reorganization is approved by the stockholders of Korea Fund, the New Fund does not intend to hold annual meetings of shareholders in the future. In that event, a shareholder proposal intended to be presented at any subsequent meeting of shareholders of the New Fund must be received by the New Fund a reasonable time before the solicitation by the Board of Trustees of the New Fund relating to such meeting is to be made in order to be considered in the New Fund's proxy statement and form of proxy relating to that meeting. If the Reorganization is not approved, stockholders of Korea Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposals by December 29, 2000 to the Secretary, 82 Devonshire Street, Boston, Massachusetts 02109. Furthermore, if the Reorganization is not approved, any stockholder who desires to bring a proposal at a subsequent stockholder meeting, without including such proposal in Korea Fund's proxy statement, should send their written proposal to the Secretary by March 15, 2001.

EXHIBIT 1

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made as of April 15, 2000, by and between (i) Fidelity Advisor Korea Fund, Inc., a Maryland corporation duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act), with a principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109 (Korea Fund), and (ii) Fidelity Advisor Series VIII, a Massachusetts business trust (Trust), on behalf of the "Fidelity Advisor Korea Fund" a series portfolio of the Trust (Series). The Trust is a duly organized business trust under the laws of the Commonwealth of Massachusetts duly registered as an open-end management company under the 1940 Act with a principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. The Series and Korea Fund may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (Code). The reorganization will comprise: (a) the transfer of all of the assets of Korea Fund to the Series solely in exchange for shares of beneficial interest in the Series (Series Shares) and the assumption by the Series of Korea Fund's liabilities; and (b) the constructive distribution of such Series shares by Korea Fund pro rata to its stockholders in complete liquidation, dissolution and termination of Korea Fund in exchange for all of Korea Fund's outstanding shares. On the Closing Date (as defined in Section 6), Korea Fund shall receive a number of full and fractional shares of the Series having an aggregate net asset value equal to the value of the assets of Korea Fund less the liabilities of Korea Fund at the Valuation Time (as defined in Section 4), which Korea Fund shall then distribute pro rata to its stockholders. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF KOREA FUND. Korea Fund represents and warrants to and agrees with the Series that:

(a) Korea Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has or will have prior to the Closing Date all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Korea Fund is a closed-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus of Korea Fund, dated October 25, 1994, as modified by any information provided to shareholders in a subsequent annual or semi-annual report of Korea Fund pursuant to Rule 8b-16(b) of the 1940 Act, copies of which have been furnished to the Series, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceeding or investigation of, or before any Court or governmental body, presently pending, to the knowledge of Korea Fund, threatened against Korea Fund, which assert liability on the part of Korea Fund. Korea Fund knows of no facts which might form the basis for the institution of such proceedings;

(e) Korea Fund is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, violation of any provision of its Articles of Incorporation or By-laws, or, to the knowledge of Korea Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Korea Fund is a party or by which Korea Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Korea Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Korea Fund at or for the year ended September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to the Series together with such unaudited financial statements and schedule of investments (including market values) at and for the six month period ended March 31, 2000. Said Statements of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such dates and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles in the United States consistently applied;

(g) Korea Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as owed by it on its statement of assets and liabilities as of March 31, 2000, and those incurred in the ordinary course of Korea Fund's business as an investment company since March 31, 2000;

(h) The proxy statement filed with the Securities and Exchange Commission by Korea Fund relating to the Reorganization (Proxy Statement) on the date such Proxy Statement is first sent to stockholders of Korea Fund insofar as it relates to Korea Fund, (i) complies in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act, and the rules and regulations thereunder, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7 and on the Closing Date, the Proxy Statement insofar as it relates to Korea Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Korea Fund (other than this Agreement) will be terminated without liability to Korea Fund on or prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Korea Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (1933 Act), the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto
Rico);

(k) Korea Fund has filed or will file all federal and state tax returns which, to the knowledge of Korea Fund's officers, are required to be filed by Korea Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Korea Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Korea Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all of its prior taxable years and intends to meet such requirements for its current taxable year;

(m) All of the issued and outstanding shares of Korea Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Maryland law, and have been offered for sale in conformity with all applicable federal and state securities laws. All of the issued and outstanding shares of Korea Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of stockholders submitted to the Series in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Korea Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Korea Fund to be transferred to the Series in accordance with the terms of this Agreement. As of the Closing Date, subject only to the delivery of Korea Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire Korea Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course or that are disclosed to the Series) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Korea Fund, and this Agreement constitutes a valid and binding obligation of Korea Fund enforceable in accordance with its terms, subject to approval of the stockholders of the Korea Fund.

2. REPRESENTATIONS AND WARRANTIES OF THE SERIES. The Trust, on behalf of the Series, represents and warrants to and agrees with Korea Fund that:

(a) The Series is a series of Fidelity Advisor Series VIII, a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has or will have prior to the Closing Date all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) The Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect, and the Series is a new-organized series portfolio of the Trust, and, prior to the Closing Date, the Series has not and shall not have engaged in any business activities other than such activities as are directly related to organization of the Series in anticipation of the Reorganization and any other transactions contemplated hereby;

(c) Prior to the Closing Date, the Trust shall have on file with the Securities and Exchange Commission an effective Prospectus and Statement of Additional Information for the Series (the Series Disclosure Documents) contemplating that the Series shall be managed as an open-end fund having the same investment objective as the Korea Fund, as described in the Proxy Statement, and the Series Disclosure Documents shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of the Trust, threatened against the Series which assert liability on the part of the Series. The Trust knows of no facts which might form the basis for the institution of such proceedings;

(e) The Trust is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, violation of any provision of its Amended and Restated Declaration of Trust (or any Supplement thereto or amendment thereof) or By-laws, or, to the knowledge of the Trust, of any agreement, indenture, instrument, contract, lease, or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust is a party or is bound;

(f) The Series has no known liabilities of a material nature, contingent or otherwise, other than those incurred in the ordinary course of the Series' business as an investment company;

(g) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(h) The Trust has filed or will file all federal and state tax returns which, to the knowledge of the Trust's officers, are required to be filed by the Trust and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) The Trust intends for the Series to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its taxable year ending on September 30, 2000;

(j) As of the Closing Date, the shares of beneficial interest of the Series to be issued to Korea Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable as a matter of Massachusetts law, and no shareholder of the Series will have any preemptive right of subscription or purchase in respect thereof;

(k) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust enforceable in accordance with its terms;

(l) The Proxy Statement on the date such Proxy Statement is first sent to stockholders of Korea Fund insofar as it relates to the Trust and the Series, (i) complies in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7 and on the Closing Date, the Proxy Statement insofar as it relates to the Trust and the Series does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(m) The issuance of the Series Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws; and

(n) All of the issued and outstanding shares of beneficial interest of the Series have been offered for sale and sold in conformity with the federal and state securities laws.

3.   REORGANIZATION.

(a) Subject to the requisite approval of the stockholders of Korea Fund and to the other terms and conditions contained herein, Korea Fund agrees to assign, sell, convey, transfer, and deliver to the Series as of the Closing Date all of the assets of Korea Fund of every kind and nature existing on the Closing Date. The Series agrees in exchange therefor: (i) to assume all of Korea Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Korea Fund a number of full and fractional Class A shares of the Series having an aggregate net asset value equal to the value of the assets of Korea Fund less the liabilities of Korea Fund, determined as provided for under Section 4.

(b) The assets of Korea Fund to be acquired by the Series shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Korea Fund, and any deferred or prepaid expenses (other than deferred organizational expenses) shown as an asset on the books of Korea Fund on the Closing Date. Korea Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Korea Fund to be assumed by the Series shall include (except as otherwise provided for herein) all of Korea Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Korea Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Korea Fund will constructively distribute pro rata to its stockholders of record, determined as of the Valuation Time on the Closing Date, the Series Shares in exchange for such stockholders' shares of common stock in Korea Fund and Korea Fund will be liquidated and dissolved in accordance with the General Corporation Law of the State of Maryland and Korea Fund's Articles of Incorporation. Such distribution shall be accomplished by the Series' transfer agent opening accounts on the Series' share transfer to books in the names of the Korea Fund stockholders and transferring the Series Shares thereto. Each Korea Fund stockholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that stockholder. All outstanding Korea Fund shares, including any represented by certificates, shall simultaneously be canceled on Korea Fund's share transfer records. The Series shall not issue certificates representing the Series Shares in connection with the Reorganization.

(e) Any reporting responsibility of Korea Fund is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Series Shares in a name other than that of the registered holder on Korea Fund's books of the Korea Fund shares constructively exchanged for the Series Shares shall be paid by the person to whom such the Series Shares are to be issued, as a condition of such transfer.

4.   VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (Valuation
Time).

(b) As of the Closing Date, the Series will deliver to Korea Fund the number of Series Shares having an aggregate net asset value (NAV) equal to the value of the assets of Korea Fund transferred hereunder less the liabilities of Korea Fund, determined as provided in this
Section 4.

(c) The net asset value per share of the Series to be delivered to Korea Fund, the value of the assets of Korea Fund transferred hereunder, and the value of the liabilities of Korea Fund to be assumed hereunder, shall, in each case, be determined as of the Valuation Time.

(d) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as sub-pricing agent for Korea Fund and pricing agent for the Series.

5.   FEES; EXPENSES.

(a) Korea Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any portfolio transaction expenses incurred in the purchase and sale of securities in connection with the transactions contemplated by this Agreement which may be attributable to the Series will be borne by the Series.

(b) Each of the Series and Korea Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.   CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (Closing), unless otherwise provided herein, shall occur at the principal office of the Fund and the Trust, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on a date determined by both the Board of Directors of Korea Fund and the Board of Trustees of the Trust, or at some other time and place agreed to by Korea Fund and the Trust on behalf of the Series (Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Korea Fund and the NAV per share of the Series is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

(c) In the event that, prior to the Closing Date, either the Board of Directors of Korea Fund or the Trustees of the Trust determine in their sole discretion that it is either impracticable or inadvisable to consummate the Reorganization on the Closing Date due to adverse market developments, such as the imposition of currency controls or otherwise, the parties may determine to delay the Closing Date to such time as shall be mutually agreed by the parties hereto or to terminate this Agreement in its entirety in accordance with the provisions of
Section 12 hereof.

7.   STOCKHOLDERS MEETING AND TERMINATION OF KOREA FUND.

(a) Korea Fund agrees to call a meeting of its stockholders, to consider transferring its assets to the Series as herein provided, adopting this Agreement, and authorizing the liquidation of Korea
Fund.

(b) Korea Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, Korea Fund shall be terminated and dissolved pursuant to Maryland General Corporation Law and its Articles of Incorporation, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Korea Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8.   CONDITIONS TO OBLIGATIONS OF THE TRUST.

(a) That Korea Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Korea Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Korea Fund made in this Agreement are true and correct in all material respects and that Korea Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Korea Fund furnishes the Trust with copies of the resolutions, certified by an officer of Korea Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of common stock of Korea Fund;

(c) That Korea Fund shall deliver to the Trust at the Closing Date a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in
Section 4 of this Agreement, all as of the Valuation Time, certified on Korea Fund's behalf by its Treasurer or Assistant Treasurer;

(d) That Korea Fund's custodian shall deliver to the Trust a certificate identifying the assets of Korea Fund held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to the Series; (ii) Korea Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(e) That Korea Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of Korea Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder;

(f) That Korea Fund calls a meeting of its stockholders to consider transferring its assets to the Series and authorizing the liquidation and termination of Korea Fund, all as herein provided;

(g) That Korea Fund delivers to the Trust a certificate of an officer of Korea Fund, dated as of the Closing Date, that there has been no material adverse change in Korea Fund's financial position since March 31, 2000, other than changes in the market value of its portfolio securities, or changes due to dividends paid, or losses from operations; and

(h) That all of the issued and outstanding shares of common stock of Korea Fund shall have been offered for sale and sold by Korea Fund in conformity with all applicable federal and state securities laws and, to the extent that any audit of the records of Korea Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, Korea Fund shall have taken all actions that in the opinion of the Trust, on behalf of the Series, are necessary to remedy any prior failure on the part of Korea Fund to have offered for sale and sold such shares in conformity with such laws.

9.   CONDITIONS TO OBLIGATIONS OF KOREA FUND.

(a) That the Trust, on behalf of the Series, shall have executed and delivered to Korea Fund an Assumption of Liabilities, certified by an officer of Fidelity Advisor Series VIII, dated as of the Closing Date pursuant to which the Trust, on behalf of the Series, assumes all of the liabilities of Korea Fund existing at the Valuation Time;

(b) That the Trust, on behalf of the Series, furnishes to Korea Fund a statement, dated as of the Closing Date, signed by an officer of Fidelity Advisor Series VIII, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Trust, on behalf of the Series, made in this Agreement and true and correct in all material respects, and the Trust, on behalf of the Series, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Korea Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Trust, to the effect that the Series Shares are duly authorized and upon delivery to Korea Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable as a matter of Massachusetts law and no shareholder of the Series has any preemptive right of subscription or purchase in respect thereof.

10.   CONDITIONS TO OBLIGATIONS OF THE TRUST AND KOREA FUND.

(a) That the transactions contemplated by this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of common stock of Korea Fund;

(b) That on or before the Closing Date, the Securities and Exchange Commission (SEC) shall have declared effective the Series Disclosure Documents meeting the requirements of Section 2(c) hereof;

(c) That neither the Directors of Korea Fund nor the Trustees of the Trust shall not have made and not withdrawn a determination that the Reorganization is either impracticable or inadvisable due to adverse market developments, as described in Section 6(c) hereof;

(d) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by the Trust, on behalf of the Series, or Korea Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Series or Korea Fund, provided that either party hereto may for itself waive any of such conditions;

(e) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Series and its counsel, Kirkpatrick & Lockhart LLP, and Korea Fund and its counsel, Clifford Chance Rogers & Wells LLP;

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement; and

(g) That the Trust, on behalf of the Series, and Korea Fund shall have received an opinion of Clifford Chance Rogers & Wells LLP satisfactory to the Trust, on behalf of the Series, and Korea Fund that for federal income tax purposes:

(i) The acquisition by the Series of all the assets of Korea Fund solely in exchange for shares of beneficial interest of the Series and the assumption by the Series of Korea Fund's liabilities, followed by the distribution by Korea Fund of the shares of the Series to the stockholders of Korea Fund pursuant to the complete liquidation of Korea Fund and in exchange for their Korea Fund shares will constitute a reorganization within the meaning of Section 368 (a) (1 ) (F) of the Code, and Korea Fund and the Series will each be a "party to a reorganization" within the meaning of Section 368 (b) of the Code.

(ii) No gain or loss will be recognized to Korea Fund upon the transfer of all of its assets to the Series, in exchange solely for shares of beneficial interest of the Series and the assumption by the Series of Korea Fund's liabilities, followed by Korea Fund's subsequent distribution of those shares to stockholders in liquidation of Korea Fund.

(iii) No gain or loss will be recognized by the Series upon receipt of the assets of Korea Fund in exchange solely for shares of beneficial interest of the Series and its assumption of Korea Fund's liabilities.

(iv) The stockholders of Korea Fund will recognize no gain or loss upon the exchange of the Korea Fund shares solely for Series shares.

(v) The basis of Korea Fund's assets in the hands of the Series will be the same as the basis of those assets in the hands of Korea Fund immediately prior to the Reorganization.

(vi) The basis of Series shares in the hands of Korea Fund stockholders will be the same as their basis in Korea Fund shares to be exchanged therefor.

(vii) The Series' holding period with respect to the assets received from Korea Fund will include the period for which such assets were held by Korea Fund.

(viii) The holding period of Series shares to be received by Korea Fund stockholders will include the period during which Korea Fund shares to be surrendered in exchange therefor were held, provided such Korea Fund shares were held as capital assets by those stockholders on the date of the Reorganization.

(ix) The Reorganization will not result in the termination of Korea Fund's taxable year and Korea Fund's tax attributes enumerated in
Section 381 (c) of the Code will be taken into account by the Series as if there had been no Reorganization.

(x) The Korea Fund will cease to exist on the Closing Date immediately following the Reorganization. The termination of the existence of the Korea Fund on the Closing Date will not prevent Korea Fund from qualifying as a regulated investment company ("RIC") under Sections 851 through 855 of the Code for periods preceding the Closing Date, including the portion of Korea Fund's taxable year from October 1, 1999, through the Closing Date. The Series will continue Korea Fund's business as a RIC commencing on the Closing Date. The fact that the Series acquired the Korea Fund's business in the Reorganization on the Closing Date will not prevent the Series from qualifying as a RIC for periods following the Closing Date, including the portion of the Korea Fund's taxable year from the Closing Date through September 30, 2000 that the Series will be deemed to continue.

Notwithstanding anything herein to the contrary, neither Korea Fund nor the Series may waive the conditions set forth in this subsection 10(g).

11.   COVENANTS OF THE SERIES AND KOREA FUND.

(a) Korea Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) The Trust, on behalf of the Series, covenants that, between the date hereof and the Closing Date, the Series shall not engage in any business activities other than such activities as are directly related to organization of the Series in anticipation of the Reorganization and any other transactions contemplated hereby;

(c) Korea Fund covenants that it is not acquiring the Series Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(d) Korea Fund covenants that it will assist the Series in obtaining such information as the Trust, on behalf of the Series, reasonably requests concerning the beneficial ownership of Korea Fund's shares; and

(e) Korea Fund covenants that its liquidation and termination will be effected in the manner provided in the Maryland General Corporation Law and its Articles of Incorporation in accordance with applicable law and after the Closing Date, Korea Fund will not conduct any business except in connection with its liquidation, dissolution and termination.

12.   TERMINATION; WAIVER.

The Trust and Korea Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or Korea Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Korea Fund or the Series, or their respective Directors, Trustees or officers.

13.   SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Trust, on behalf of the Series, or Korea Fund; provided, however, that following the stockholders' meeting called by Korea Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be paid to Korea Fund stockholders under this Agreement to the detriment of such stockholders without their further approval.

(c) Except as expressly provided otherwise herein, either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

(d) The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14.   DECLARATIONS OF TRUST.

A copy of the Trust's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as trustees, and not individually and that the obligations of the Trust under this instrument are not binding upon any of the Trust's Trustees, officers, or shareholders, as the case may be, individually but are binding only upon the assets and property of the Series. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees or Directors of such Fund.

15.   ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

SIGNATURE LINES OMITTED

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

PLEASE DETACH AT PERFORATION BEFORE MAILING.
______________________________________________________________________
FIDELITY ADVISOR KOREA FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Robert C. Pozen, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Korea Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the office of the Fund at 27 State Street, 10th Floor, Boston, MA 02109, on June 14, 2000 at 10:00 a.m. Eastern time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                Date _______________________________ , 2000

                Signature(s) (Title(s), if applicable)
                PLEASE SIGN, DATE, AND RETURN
                PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of this matter. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
______________________________________________________________________

1. To elect as the Board of     [   ] FOR all             [   ]WITHHOLD
Directors the six nominees      nominees listed            authority to
specified below:                (except as marked to the  vote for all nominees
                                contrary below)
Helmert Frans van den Hoven
Edward C. Johnson 3d
Edward H. Malone
Robert C. Pozen
Bertram H. Witham, Jr.
David L. Yunich

(Instruction:  To withhold
authority to vote for any
individual nominee(s), write
the name(s) of the
nominee(s) on the line below.)


2. To ratify the selection of   FOR [  ]                  AGAINST [  ]
PricewaterhouseCoopers LLP
as independent accountants
of Korea Fund.

3. To approve the               FOR [  ]                  AGAINST [  ]
Reorganization of Korea Fund
pursuant to the Agreement
and Plan of Reorganization,
as described in the related
Notice of Meeting.

4. To make Korea Fund's         FOR [  ]                  AGAINST [  ]
current fundamental 65%
"name test" investment
policy non-fundamental.

5. To amend the fundamental     FOR [  ]                  AGAINST [  ]
investment limitation
concerning industry
concentration to permit
Korea Fund to invest up to
35% of its total assets in
certain industries.

